                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED

                               SALE AND SERVICING

                                    AGREEMENT

                                      among

                            AMERICREDIT MASTER TRUST,

                                   as Issuer,


                         AMERICREDIT FUNDING CORP. VII,

                                  as a Seller,


                      AMERICREDIT FINANCIAL SERVICES, INC.,

                           as a Seller and as Servicer


                                       and


                                  BANK ONE, NA,


                as Backup Servicer and as Trust Collateral Agent



                          Dated as of February 22, 2002


--------------------------------------------------------------------------------

                  AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of February 22, 2002, among AMERICREDIT MASTER TRUST, a Delaware business trust (the "Issuer"), AMERICREDIT FUNDING CORP. VII, a Delaware corporation ("AFC"),
      ------                                                            ---
in its capacity as a Seller ("AFC" or a "Seller"), and AMERICREDIT FINANCIAL
                              ---        ------
SERVICES, INC., a Delaware corporation ("AmeriCredit"), in its capacity as a
                                         -----------
Seller (a "Seller", and together with AFC in its capacity as a Seller, the
           ------
"Sellers"), and in its capacity as Servicer (the "Servicer"), and BANK ONE, NA,
 -------                                          --------
a national banking association, in its capacity as Backup Servicer and Trust Collateral Agent.

                  WHEREAS, the Issuer, AFC, as a Seller, AmeriCredit, as a Seller and Servicer, and Bank One, NA, are parties to a certain Sale and Servicing Agreement dated as of December 13, 2001; and

                  WHEREAS, the parties hereto desire to amend and restate the Sale and Servicing Agreement in the manner, and on the terms and conditions herein provided;

                  WHEREAS the Issuer desires from time to time to purchase receivables arising in connection with motor vehicle retail installment sale contracts made by or acquired by the Sellers through motor vehicle dealers and third party lenders;

                  WHEREAS AFC has purchased and will purchase certain of such receivables from AmeriCredit pursuant to a Master Sale and Contribution Agreement (and "Sale and Contribution Agreement Supplements" entered into pursuant thereto);

                  WHEREAS, the Sellers are willing to sell the receivables to the Issuer;

                  WHEREAS the Issuer desires to purchase additional receivables arising in connection with motor vehicle retail installment sale contracts to be originated or acquired by the Sellers;

                  WHEREAS the Servicer is willing to service all such receivables;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree to amend and restate the Sale and Servicing Agreement in its entirety as follows:

                                    ARTICLE I

                                   Definitions
                                   -----------

     SECTION 1.1.    [Reserved].
                     ----------

     SECTION 1.2.    Definitional Provisions.
                     -----------------------

     (a) Capitalized terms used herein and not otherwise defined herein have meanings assigned to them in Annex A hereto, or, if not defined therein, in the Trust Agreement.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar
                        ------    ------    ---------
import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                            Conveyance of Receivables
                            -------------------------

    SECTION 2.1.      Conveyance of Receivables.
                      -------------------------

    (a) Subject to the conditions set forth in paragraph (b) below, on each Transfer Date the Sellers do hereby sell, transfer, assign, set over and otherwise convey to the Issuer without recourse (subject to the obligations set forth herein), all right, title and interest of the Sellers in and to:

        (i) all Receivables originated or acquired by the Sellers and listed on Schedule A and Schedule B to the related Supplement;

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              (ii)   the security interests in the Financed Vehicles granted by
         Obligors pursuant to such Receivables and any other interest of the Sellers in such Financed Vehicles;

              (iii) any proceeds and the right to receive proceeds with respect to such Receivables from claims on any physical damage, credit life or disability insurance policies covering the related Financed Vehicles or Obligors and any proceeds from the liquidation of such Receivables;

              (iv) any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement or a Third-Party Lender pursuant to an Auto Loan Purchase and Sale Agreement as a result of a breach of representation or warranty in the related Dealer Agreement or Auto Loan Purchase and Sale Agreement;

              (v) all rights under any Service Contracts on the related Financed Vehicles:

              (vi)   the related Receivables Files;

              (vii) all of AFC's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Master Sale and Contribution Agreement (including all "Sale and Contribution Agreement Supplements" entered into pursuant thereto), including AFC's rights under the Master Sale and Contribution Agreement, and the delivery requirements, representations and warranties and the cure and repurchase obligations of AmeriCredit under the Master Sale and Contribution Agreement (and all "Sale and Contribution Agreement Supplements" entered into pursuant thereto), on or after the related Cutoff Date; and

              (viii) the proceeds of any and all of the foregoing.

         In consideration of such transfers, the Issuer will pay to each Seller a purchase price equal to the fair market value of each Receivable transferred by such Seller. Such purchase price shall be payable in cash or by an increase in the principal amount of any Notes or Certificates held by the related Seller or by a combination thereof, as the Issuer and the related Seller mutually agree. The purchase price due with respect to Receivables will be payable as and when agreed by the Issuer and the related Seller, but not later than the related Transfer Date.

         It is the intention of the Sellers that the transfers and assignments contemplated by this Agreement shall constitute sales of the Receivables and other Trust Property from the Sellers to the Issuer and the beneficial interest in and title to the Receivables and the other Trust Property shall not be part of the Sellers' estates in the event of the filing of a bankruptcy petition by or against the Sellers under any bankruptcy law. In the event that, notwithstanding the intent of the Sellers, the transfer and assignment contemplated hereby is held by a court of competent jurisdiction not to be a sale, this Agreement shall constitute a grant of a security interest in the property referred to in this Section to the Issuer.

         (b) The Sellers shall transfer to the Issuer the Receivables and the other property and rights related thereto described in paragraph above subject to the satisfaction of each of the following conditions:

              (i) AmeriCredit shall deliver to the Administrative Agent, the Owner Trustee and the Trust Collateral Agent on or prior to the Business Day immediately preceding each Transfer Date and each date a Servicer's Report is delivered, an amended and restated Schedule of Receivables (the "Schedule of Receivables");
                           -----------------------

              (ii) as of each Transfer Date, (A) the Sellers shall not be insolvent and shall not become insolvent as a result of the transfer of Receivables on such Transfer Date, (B) the Sellers shall not intend to incur or believe that they shall incur debts that would be beyond their ability to pay as such debts mature, (C) such transfer shall not have been made with actual intent to hinder, delay or defraud any Person and
         (D) the assets of the Sellers shall not constitute unreasonably small capital to carry out their businesses as conducted;

              (iii) each of the representations and warranties made by the Sellers pursuant to Section 3.1 with respect to the Receivables to be transferred on such Transfer Date shall be true and correct as of the related Transfer Date, and the Sellers shall have performed all obligations to be performed by them hereunder on or prior to such Transfer Date;

              (iv) the Sellers shall, at their own expense, on or prior to the Transfer Date indicate in their computer files that the Receivables identified in the related Supplement have been sold to the Trust;

              (v) the Sellers shall have taken any action required to maintain the first priority perfected ownership interest of the Trust in the Owner Trust Estate and the first perfected security interest of the Trust Collateral Agent in the Collateral;

              (vi) no selection procedures adverse to the interests of the Noteholders or the Agents shall have been utilized in selecting the related Receivables; and

              (vii) the addition of any such Receivables shall not result in a material adverse tax consequence to the Trust or the Noteholders.

              The Sellers covenant that in the event any of the foregoing conditions precedent are not satisfied with respect to any Receivable on the date required as specified above, the related Seller will repurchase such Receivable from the Trust in the manner specified in Section 4.7, at a price equal to (x) if any Borrowing Base Deficiency shall exist, the Purchase Amount thereof or (y) otherwise, zero.

              The Issuer and the Sellers may from time to time agree that the Sellers will purchase Receivables from the Issuer so long as the conditions set forth in Section 2.9 of the Indenture are satisfied with respect to each such sale.

     SECTION 2.2.   Further Encumbrance of Trust Property. (a) Immediately upon
                    -------------------------------------
the conveyance to the Trust by the Sellers of any item of the Trust Property pursuant to Section 2.1, all right, title and interest of the Sellers in and to such item of Trust Property shall terminate, and all such right, title and interest shall vest in the Trust, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Business Trust Statute (as defined in the Trust Agreement).

              (b) Immediately upon the vesting of the Trust Property in the Trust, the Trust shall have the sole right to pledge or otherwise encumber, such Trust Property. Pursuant to the Indenture, the Trust shall grant a security interest in the Trust Property to the Trust Collateral Agent securing the repayment of the Notes. The Certificates shall represent the beneficial ownership interest in the Trust Property, and the Certificateholders shall be entitled to receive distributions with respect thereto as set forth herein.

              (c) Following the payment in full of the Notes and the release and discharge of the Indenture, all covenants of the Issuer under Article III of the Indenture shall, until payment in full of the Certificates, remain as covenants of the Issuer for the benefit of the Certificateholders, enforceable by the Certificateholders to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Trustee under Article III of the Indenture, following the discharge of the Indenture, shall vest in Certificateholders.

              (d) The Trust Collateral Agent shall, at such time as there are no Securities outstanding and all sums due to (i) the Trustee pursuant to the Indenture and (ii) the Trust Collateral Agent pursuant to this Agreement, have been paid, release any remaining portion of the Trust Property to the Sellers.

                                  ARTICLE III

                                 The Receivables
                                 ---------------

              SECTION 3.1. Representations and Warranties of Sellers. The
                           -----------------------------------------
Sellers hereby represent and warrant that each of the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B is true and correct with respect to the Receivables it transferred to the Issuer and the Sellers acknowledge that the Issuer shall be deemed to have relied on such representations and warranties in acquiring the Receivables and upon which the Noteholders shall be deemed to rely in purchasing and making advances under the Notes. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the related Transfer Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture. The Sellers hereby represent and warrant, on the date hereof and each Transfer Date, that the information set forth in the Schedule of Receivables is true and correct and that the Schedule of Receivables lists each Receivable transferred to the Issuer.

              SECTION 3.2. Repurchase upon Breach.
                           ----------------------

              (a) Each of the Sellers, the Servicer, the Trust Collateral Agent or the Owner Trustee, as the case may be, shall inform the Administrative Agent and the other parties to this Agreement and the Agents promptly, which notice shall be in writing, upon the discovery by any such party of any breach of either Seller's representations and warranties made pursuant to Section 3.1. As of the fifth Business Day following the discovery by the related Seller or receipt by the related Seller from the Servicer, the Trust Collateral Agent, the Owner Trustee, the Administrative Agent, any Agent or any Noteholder of notice of such breach, unless such breach is cured by such date, the related Seller shall have an obligation to repurchase any Receivable in which the interests of the Noteholders are materially and adversely affected by any such breach as of such date. In consideration of and simultaneously with the repurchase of the Receivable, the related Seller shall remit to the Collection Account in the manner specified in Section 5.4 (x) if there shall exist any Borrowing Base Deficiency, the Purchase Price or (y) otherwise, zero, and the Issuer shall execute such assignments and other documents reasonably requested by such person in order to effect such repurchase. The sole remedy of the Issuer, the Owner Trustee, the Trust Collateral Agent, the Trustee or the Noteholders with respect to a breach of representations and warranties pursuant to Section 3.1 and the agreement contained in this Section shall be the repurchase of Receivables pursuant to this Section, subject to the conditions contained herein or to enforce the obligation of AmeriCredit to AFC to repurchase such Receivables pursuant to the Master Sale and Contribution Agreement (and all "Sale and Contribution Agreement Supplements" entered into pursuant thereto). Neither the Owner Trustee, the Trust Collateral Agent nor the Trustee shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

                  In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by the related Seller, the related Seller shall indemnify the Trust, the Trustee, the Backup Servicer, the Trust Collateral Agent, the Administrative Agent, the Agents and the officers, directors, agents and employees thereof, and the Noteholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

              (b) Pursuant to Section 2.1 of this Agreement, AFC conveyed to the Trust all of AFC's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Master Sale and Contribution Agreement (including all "Sale and Contribution Agreement Supplements" entered into pursuant thereto) including AFC's rights under the Master Sale and Contribution Agreement and the delivery requirements, representations and warranties and the cure or repurchase obligations of AmeriCredit thereunder. AFC hereby represents and warrants to the Trust that such assignment is valid, enforceable and effective to permit the Trust to enforce such obligations of AmeriCredit under the Master Sale and Contribution Agreement (and all "Sale and Contribution Agreement Supplements" entered into pursuant thereto).

              SECTION 3.3. Custody of Receivables Files.
                           ----------------------------

              (a) In connection with the sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement and simultaneously with the execution and delivery of this Agreement, the Trust Collateral Agent shall enter into the Custodian Agreement with the Custodian and the Administrative Agent, dated as of December 13, 2001, pursuant to which the Trust Collateral Agent shall revocably appoint the Custodian, and the Custodian shall accept such appointment, to act as the agent of the Trust Collateral Agent as custodian of the following documents or instruments in its possession which shall be delivered to the Custodian as agent of the Trust Collateral Agent on or before the Closing Date (with respect to each Receivable):

         (i) The fully executed original of the Receivable (together with any agreements modifying the Receivable, including, without limitation, any extension agreements);

         (ii) The original credit application, or a copy thereof, of each Obligor, fully executed by each such Obligor on AmeriCredit's customary form, or on a form approved by AmeriCredit, for such application; and

         (iii) The original certificate of title (when received) and otherwise such documents, if any, that AmeriCredit keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of AmeriCredit (or a Titled Third-Party Lender) as first lienholder or secured party (including any Lien Certificate received by AmeriCredit), or, if such original certificate of title has not yet been received, a copy of the application therefor, showing AmeriCredit (or a Titled Third-Party Lender) as secured party.

     (b) Upon termination of AmeriCredit as Custodian, the Trust Collateral Agent shall act as the Custodian, in which case the Trust Collateral Agent shall be deemed to have assumed the obligations of the Custodian specified in the Custodian Agreement. Upon payment in full of any Receivable, the Servicer will notify the Custodian pursuant to a certificate of an officer of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 4.1 have been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer. From time to time as appropriate for servicing and enforcing any Receivable, the Custodian shall, upon written request of an officer of the Servicer and delivery to the Custodian of a receipt signed by such officer, cause the original Receivable and the related Receivable File to be released to the Servicer. The Servicer's receipt of a Receivable and/or Receivable File shall obligate the Servicer to return the original Receivable and the related Receivable File to the Custodian when its need by the Servicer has ceased unless the Receivable is repurchased as described in Section 3.2 or 4.7.

     SECTION 3.4. Credit Scoring Methodology. AmeriCredit covenants that it will
                  --------------------------
not amend the credit score model it uses to establish AmeriCredit Scores unless it recalibrates the AmeriCredit Scores if necessary to materially match the methodology it uses on the Closing Date.

                                   ARTICLE IV

                   Administration and Servicing of Receivables
                   -------------------------------------------

     SECTION 4.1. Duties of the Servicer. The Servicer is hereby authorized to
                  ----------------------
act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Receivables, and perform the other actions required by the Servicer under this Agreement. The Servicer agrees that its servicing of the Receivables shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicle retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others. In performing such duties, so long as AmeriCredit is the Servicer, it shall substantially comply with the policies and procedures described on Schedule C, as such policies and procedures may be updated from time to time. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors, monitoring the collateral, complying with the terms of the Lockbox Agreement, accounting for collections and furnishing monthly and annual statements to the Trust Collateral Agent, the Trustee and the Administrative Agent with respect to distributions, monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein.

                  The Servicer shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements and Auto Loan Purchase and Sale Agreements (and shall maintain possession of the Dealer Agreements and Auto Loan Purchase and Sale Agreements, to the extent it is necessary to do so), the Dealer Assignments, the Third-Party Lender Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Auto Loan Purchase and Sale Agreements, Dealer Assignments, Third-Party Lender Assignments and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trust to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer
          --------  -------
shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor except in accordance with the Servicer's customary practices.

                  The Servicer is hereby authorized to commence, in its own name or in the name of the Trust, a legal proceeding to enforce a Receivable pursuant to Section 4.3 or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Trust shall thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Trust Collateral Agent and the Owner Trustee shall furnish the Servicer with any limited powers of attorney and other documents which the Servicer may reasonably request and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     SECTION 4.2. Collection of Receivable Payments; Modifications of
                  ---------------------------------------------------
Receivables; Lockbox Agreements.
-------------------------------

     (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Receivables, the Dealer Agreements, the Dealer Assignments, the Auto Loan Purchase and Sale Agreements, the Third-Party Lender Assignments, the Insurance Policies and the Other Conveyed Property in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

     (b) The Servicer may at any time agree to a modification or amendment of a Receivable in order to (i) change the Obligor's regular due date to a date within the Collection Period in which such due date occurs or (ii) re-amortize the Scheduled Receivable Payments on the Receivable following a partial prepayment of principal, in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Trust with respect to such Receivable, and is otherwise in the best interests of the Trust.

     (c) The Servicer may grant payment extensions on, or other modifications or amendments to, a receivable (in addition to those modifications permitted by
Section 4.2(b)) in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Trust with respect to such Receivable, and is otherwise in the best interests of the Trust; provided, however, that:
                             --------  -------

         (i) In no event may a Receivable be extended more than twice during any twelve month period or more than eight times during the full term of such Receivable;

         (ii) In no event may a Receivable be extended beyond the date 88 months after the date on which such Receivable was originated;

         (iii) the Servicer shall not amend or modify a Receivable (except as provided in Section 4.2(b) and clause (i) and (ii) of this Section 4.2(c))
                 --------------                                 --------------
     if a Borrowing Base Deficiency would result therefrom.

     (d) The Servicer shall use its best efforts to notify or direct Obligors to make all payments on the Receivables, whether by check or by direct debit of the Obligor's bank account, to be made directly to one or more Lockbox Banks, acting as agent for the Trust pursuant to a Lockbox Agreement. The Servicer shall use its best efforts to notify or direct any Lockbox Bank to deposit all payments on the Receivables in the Lockbox Account no later than the Business Day after receipt, and to cause all amounts credited to the Lockbox Account on account of such payments to be transferred to the Collection Account no later than the second Business Day after receipt of such payments. The Lockbox Account shall be a demand deposit account held by the Lockbox Bank, or at the request of any Agent, an Eligible Deposit Account.

                  No later than one month after the related Transfer Date, the Servicer shall have notified each Obligor that makes its payments on the Receivables by check to make such payments thereafter directly to the Lockbox Bank (except in the case of Obligors that have already been making such payments to the Lockbox Bank), and shall have provided each such Obligor with remittance invoices in order to enable such Obligors to make such payments directly to the Lockbox Bank for deposit into the Lockbox Account, and the Servicer will continue, not less often than every three months, to so notify those Obligors who have failed to make payments to the Lockbox Bank. The Servicer will prohibit payments on receivables other than the Receivables from being made to the Lockbox Account. If and to the extent requested by the Administrative Agent or any Agent, the Servicer shall request each Obligor that makes payment on the Receivables by direct debit of such Obligor's bank account, to execute a new authorization for automatic payment which in the judgment of the Administrative Agent or any Agent is sufficient to authorize direct debit by the Lockbox Bank on behalf of the Trust. If at any time, the Lockbox Bank is unable to directly debit an Obligor's bank account that makes payment on the Receivables by direct debit and if such inability is not cured within 15 days or cannot be cured by execution by the Obligor of a new authorization for automatic payment, the Servicer shall notify such Obligor that it cannot make payment by direct debit and must thereafter make payment by check.

                  Notwithstanding any Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreement, the Servicer shall remain obligated and liable to the Trust, the Trust Collateral Agent and Noteholders for servicing and administering the Receivables and the Other Conveyed Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof; provided, however,
                                                              --------  -------
that the foregoing shall not apply to any Backup Servicer for so long as a Lockbox Bank is performing its obligations pursuant to the terms of a Lockbox Agreement.

                  In the event of a termination of the Servicer, the successor Servicer shall assume all of the rights and obligations of the outgoing Servicer under the Lockbox Agreement subject to the terms hereof. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to each such Lockbox Agreement to the same extent as if such Lockbox Agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lockbox Bank under such Lockbox Agreement. The outgoing Servicer shall, upon request of the Trust Collateral Agent, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such Lockbox Agreement and an accounting of amounts collected and held by the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lockbox Agreement to the successor Servicer. In the event that the Class A Majority, the Class S Majority, the Class B Majority and the Class C Majority, acting together, elect to change the identity of the Lockbox Bank, the outgoing Servicer, at its expense, shall cause the Lockbox Bank to deliver, at the direction of the Class A Majority, the Class S Majority, the Class B Majority and the Class C Majority, acting together, to the Trust Collateral Agent or a successor Lockbox Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lockbox Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lockbox arrangements and the Servicer shall notify the Obligors to make payments to the Lockbox Account established by the successor.

     (e) The Servicer shall remit all payments by or on behalf of the Obligors received directly by the Servicer to the Lockbox Bank for deposit into the Collection Account, in either case, and as soon as practicable, but in no event later than the Business Day after receipt thereof.

     SECTION 4.3. Realization upon Receivables.
                  ----------------------------

     (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Receivable but in no event later than the date on which all or any portion of a Scheduled Receivable Payment has become 91 days delinquent; provided, however, that the Servicer may elect not to repossess a Financed
--------  -------
Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers and Third-Party Lenders, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer or Third-Party Lender, which amounts in reimbursement may be retained by the Servicer (and shall not be required to be deposited as provided in Section 4.2(e)) to the extent of such expenses. The Servicer shall pay on behalf of the Trust any personal property taxes assessed on repossessed Financed Vehicles. The Servicer shall be entitled to reimbursement of any such tax from Net Liquidation Proceeds with respect to such Receivable.

     (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment, the act of commencement shall be deemed to be an automatic assignment from the Trust to the Servicer of the rights under such Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment, the Owner Trustee and/or the Trust Collateral Agent, at the Servicer's expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems reasonably necessary to enforce the Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment, including bringing suit in its name or the name of the Seller or of the Trust and the Owner Trustee and/or the Trust Collateral Agent for the benefit of the Noteholders. All amounts recovered shall be remitted directly by the Servicer as provided in Section 4.2(e).

     SECTION 4.4. Insurance.
                  ---------

     (a) The Servicer shall require, in accordance with its customary servicing policies and procedures, that each Financed Vehicle be insured by the related Obligor under the Insurance Policies referred to in Paragraph 24 of the Schedule of Representations and Warranties and shall monitor the status of such physical loss and damage insurance coverage thereafter, in accordance with its customary servicing procedures. Each Receivable requires the Obligor to maintain such physical loss and damage insurance, naming AmeriCredit and its successors and assigns as additional insureds, and permits the holder of such Receivable to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to maintain such insurance. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle which satisfies the conditions set forth in clause (i)(a) of such Paragraph 24 (including, without limitation, during the repossession of such Financed Vehicle) the Servicer may enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical loss and damage insurance in accordance with its customary servicing policies and procedures. The Servicer may maintain a vendor's single interest or other collateral protection insurance policy with respect to all Financed Vehicles ("Collateral Insurance") which policy shall by
                                   --------------------
its terms insure against physical loss and damage in the event any Obligor fails to maintain physical loss and damage insurance with respect to the related Financed Vehicle. All policies of Collateral Insurance shall be endorsed with clauses providing for loss payable to the Servicer. Costs incurred by the Servicer in maintaining such Collateral Insurance shall be paid by the Servicer.

     (b) The Servicer may, if an Obligor fails to obtain or maintain a physical loss and damage Insurance Policy, obtain insurance with respect to the related Financed Vehicle and advance on behalf of such Obligor, as required under the terms of the insurance policy, the premiums for such insurance (such insurance being referred to herein as "Force-Placed Insurance"). All policies of
                             ----------------------
Force-Placed Insurance shall be endorsed with clauses providing for loss payable to the Servicer. Any cost incurred by the Servicer in maintaining such Force-Placed Insurance shall only be recoverable out of premiums paid by the Obligors or Net Liquidation Proceeds with respect to the Receivable, as provided in Section 4.4(c).

     (c) In connection with any Force-Placed Insurance obtained hereunder, the Servicer may, in the manner and to the extent permitted by applicable law, require the Obligors to repay the entire premium to the Servicer. In no event shall the Servicer include the amount of the premium in the Amount Financed under the Receivable. For all purposes of this Agreement, the Insurance Add-On Amount with respect to any Receivable having Force-Placed Insurance will be treated as a separate obligation of the Obligor and will not be added to the Principal Balance of such Receivable, and amounts allocable thereto will not be available for distribution on the Notes and the Certificates. The Servicer shall retain and separately administer the right to receive payments from Obligors with respect to Insurance Add-On Amounts or rebates of Forced-Placed Insurance premiums. If an Obligor makes a payment with respect to a Receivable having Force-Placed Insurance, but the Servicer is unable to determine whether the payment is allocable to the Receivable or to the Insurance Add-On Amount, the payment shall be applied first to any unpaid Scheduled Receivable Payments and then to the Insurance Add-On Amount. Net Liquidation Proceeds on any Receivable will be used first to pay the Principal Balance and accrued interest on such Receivable and then to pay the related Insurance Add-On Amount. If an Obligor under a Receivable with respect to which the Servicer has placed Force-Placed Insurance fails to make scheduled payments of such Insurance Add-On Amount as due, and the Servicer has determined that eventual payment of the Insurance Add-On Amount is unlikely, the Servicer may, but shall not be required to, purchase such Receivable from the Trust for the Purchase Amount on any subsequent Determination Date. Any such Receivable, and any Receivable with respect to which the Servicer has placed Force-Placed Insurance which has been paid in full (excluding any Insurance Add-On Amounts) will be assigned to the Servicer.

     (d) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Trust. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Owner Trustee and/or the Trust Collateral Agent, at the Servicer's expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Trust and the Owner Trustee and/or the Trust Collateral Agent for the benefit of the Noteholders.

     (e) The Servicer will cause itself and may cause the Trust Collateral Agent to be named as named insured under all policies of Collateral Insurance.

     SECTION 4.5. Maintenance of Security Interests in Vehicles.
                  ---------------------------------------------

     (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Trust as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including, but not limited to, obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Trust Collateral Agent hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Trust as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trust is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, the Servicer hereby agrees that the designation of AmeriCredit (or a Titled Third-Party Lender) as the secured party on the certificate of title is in its capacity as Servicer as agent of the Trust.

     (b) Upon the occurrence of a Servicer Termination Event, the Trust Collateral Agent and the Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the Trust Collateral Agent, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Trust Collateral Agent, be necessary or prudent.

         AmeriCredit hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. In addition, prior to the occurrence of an Event of Default or Servicer Termination Event, the Class A Majority, the Class B Majority and the Class C Majority, acting together, may instruct the Trust Collateral Agent and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Class A Majority, the Class B Majority and the Class C Majority, acting together, be necessary to perfect or re-perfect the security interest in the Financed Vehicles underlying the Receivables in the name of the Trust, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Class A Majority, the Class B Majority and the Class C Majority, acting together, as the case may be, be necessary or prudent. AmeriCredit hereby appoints the Trust Collateral Agent as its attorney-in-fact to take any and all steps required to be performed by AmeriCredit pursuant to this Section 4.5(b) (it being understood that and agreed that the Trust Collateral Agent shall have no obligation to take such steps with respect to all perfection or reperfection, except as pursuant to the Basic Documents to which it is a party and to which AmeriCredit has paid all expenses), including execution of certificates of title or any other documents in the name and stead of AmeriCredit and the Trust Collateral Agent hereby accepts such appointment.

     SECTION 4.6. Covenants, Representations, and Warranties of Servicer. By its
                  ------------------------------------------------------
execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Trust Collateral Agent relies in accepting the Receivables, on which the Trustee relies in authenticating the Notes and on which the Noteholders rely in purchasing and making advances under the Notes.

     (a) The Servicer covenants as follows:

         (i)  Liens in Force. The Financed Vehicle securing each Receivable
              --------------
     shall not be released in whole or in part from the security interest granted by the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein;

         (ii) No Impairment. The Servicer shall do nothing to impair the rights
              --------------
     of the Trust or the Noteholders in the Receivables, the Dealer Agreements, the Auto Loan Purchase and Sale Agreements, the Dealer Assignments, the Third-Party Lender

         Assignments, the Insurance Policies or the Other Conveyed Property except as otherwise expressly provided herein;

               (iii) No Amendments. The Servicer shall not extend or otherwise
                     -------------
         amend the terms of any Receivable, except in accordance with Section 4.2; and

               (iv)  Restrictions on Liens. The Servicer shall not (i) create,
                     ---------------------
         incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables except for the Lien in favor of the Trust Collateral Agent for the benefit of the Noteholders and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names AmeriCredit or the Servicer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and preserving the Lien of the Trust Collateral Agent, for the benefit of the Noteholders.

               (v)   Notices. Within 10 days after the date any material change
                     -------
         in or amendment to the Servicing Collection and Credit Policy and Procedures is made, the Servicer will deliver to the Issuer, the Trust Collateral Agent, the Agents and the Administrative Agent a copy of the Servicing Collection and Credit Policy and Procedures then in effect indicating such change or amendment. AmeriCredit shall not change the Servicing Collection and Credit Policy and Procedures or the manner in which it services the Receivables in any way that would have a material adverse effect on the Receivables or the Noteholders.

         (b) The Servicer represents, warrants and covenants as of the Closing Date as to itself that the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct, provided that such representations and warranties contained therein and herein shall not apply to any entity other than AmeriCredit.

         SECTION 4.7. Purchase of Receivables Upon Breach of Covenant. Upon
                      -----------------------------------------------
discovery by any of the Servicer, a Responsible Officer of the Trust Collateral Agent, the Owner Trustee or a Responsible Officer of the Trustee of a breach of any of the covenants set forth in Sections 4.5(a) or 4.6(a), the party discovering such breach shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not affect any obligation of AmeriCredit as Servicer under this Section. As of the fifth Business Day following its discovery or receipt of notice of any breach of any covenant set forth in Sections 4.5(a) or 4.6(a) which materially and adversely affects the interests of the Noteholders in any Receivable (including any Liquidated Receivable) or the related Financed Vehicle, AmeriCredit shall, unless such breach shall have been cured in all material respects, purchase from the Trust the Receivable affected by such breach and, on the related Determination Date, AmeriCredit shall pay (x) if any Borrowing Base Deficiency shall exist, the related Purchase Price or (y) otherwise, zero. It is understood and agreed that the obligation of AmeriCredit to purchase any Receivable (including any Liquidated Receivable) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against AmeriCredit for such breach available to the Noteholders, the Owner Trustee or the Trust Collateral Agent; provided, however, that AmeriCredit shall indemnify the Trust, the Backup Servicer, the Administrative Agent, the Agents, the Owner Trustee, the Trust Collateral Agent, the Trustee and the Noteholders from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. This section shall survive the termination of this Agreement and the earlier removal or resignation of the Trustee and/or the Trust Collateral Agent and/or the Backup Servicer.

         SECTION 4.8. Total Servicing Fee; Payment of Certain Expenses by
                      ---------------------------------------------------
Servicer. On each Distribution Date, the Servicer shall be entitled to receive
--------
out of the Collection Account the Servicing Fee for the related Collection Period pursuant to Section 5.5. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports made by the Servicer to Noteholders and all other fees and expenses of the Owner Trustee, the Administrative Agent, the Backup Servicer, the Trust Collateral Agent or the Trustee, except taxes levied or assessed against the Trust, and claims against the Trust in respect of indemnification, which taxes and claims in respect of indemnification against the Trust are expressly stated to be for the account of AmeriCredit). The Servicer shall be liable for the fees and expenses of the Owner Trustee, the Backup Servicer, the Trust Collateral Agent, the Trustee, the Custodian, the Collateral Agent, the Lockbox Bank (and any fees under the Lockbox Agreement) and the Independent Accountants. Notwithstanding the foregoing, if the Servicer shall not be AmeriCredit, a successor to AmeriCredit as Servicer including the Backup Servicer permitted by Section 8.3 shall not be liable for taxes levied or assessed against the Trust or claims against the Trust in respect of indemnification, or the fees and expenses referred to above.

         SECTION 4.9. Servicer's Certificate. No later than 10:00 a.m. Eastern
                      ----------------------
time on each Determination Date, the Servicer shall deliver (e-mail or facsimile delivery being acceptable) to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, the Agents, the Administrative Agent and each Rating Agency a Servicer's Certificate executed by a Responsible Officer of the Servicer containing among other things, (i) all information necessary to enable the Trust Collateral Agent to make any withdrawal and deposit required by
Section 5.4 and to make the distributions required by Section 5.5, (ii) a listing of all Purchased Receivables and Administrative Receivables purchased during the related Collection Period, identifying the Receivables so purchased, and (iii) all information necessary to enable the Trust Collateral Agent to reconcile the aggregate cash flows, the Collection Account for the related Collection Period, Distribution Date and Insured Distribution Date. Receivables purchased by the Servicer or by the Seller during the related Collection Period and each Receivable which became a Liquidated Receivable or which was paid in full during the related Collection Period shall be identified by account number (as set forth in the Schedule of Receivables). In addition to the information set forth in the preceding sentence, the Servicer's Certificate shall also contain the following information: (a) the Servicer Delinquency Ratio and Loss Ratio for such Determination Date; (b) whether any Event of Default has occurred as of such Determination Date; and (c) whether any Event of Default that may have occurred as of a prior Determination Date is deemed cured as of such Determination Date. Any Noteholder shall be entitled to notify the Servicer of any error it discovers in any Servicer's Certificate.

         SECTION 4.10. Annual Statement as to Compliance, Notice of Servicer
                       -----------------------------------------------------
Termination Event.
-----------------

         (a) The Servicer shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, the Agents, the Administrative Agent and each Rating Agency, on or before October 31 (or 120 days after the end of the Servicer's fiscal year, if other than June 30) of each year, beginning on October 31, 2002, an officer's certificate signed by any Responsible Officer of the Servicer, dated as of June 30 (or other applicable date) of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate (which period shall not be less than six months)) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         (b) The Sellers or the Servicer shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, the Agents, the Administrative Agent, the Servicer or the Sellers (as applicable) and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event or Event of Default.

         SECTION 4.11. Annual Independent Accountants' Report.
                       --------------------------------------

             The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "Independent Accountants"), who
                                               -----------------------
may also render other services to the Servicer or to either Seller, to deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, the Agents, the Administrative Agent and each Rating Agency, on or before October 31 (or 120 days after the end of the Servicer's fiscal year, if other than June 30) of each year, beginning on October 31, 2002, with respect to the twelve months ended the immediately preceding June 30 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate (which period shall not be less than six months)), a statement (the "Accountants' Report") addressed to the Board of Directors of the
                -------------------
Servicer, to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer and to the Administrative Agent, to the effect that such firm has audited the books and records of AmeriCredit Corp., in which the Servicer is included as a consolidated subsidiary, and issued its report thereon in connection with the audit report on the consolidated financial statements of AmeriCredit Corp. and that (1) such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) the firm is independent of the Sellers and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants, and (3) includes a report on the application of agreed upon procedures (such procedures to be substantially similar to those set forth in the letter attached as Exhibit F hereto) to (A) three randomly selected Servicer's Certificates including the delinquency, default and loss statistics required to be specified therein noting whether any exceptions or errors in the Servicer's Certificates were found and (B) a statistically significant number of randomly selected Receivables Files (which shall in no event be less than 50 or more than 190). If the long-term senior unsecured debt of AmeriCredit Corp. is rated by either S&P or Moody's below B or Ba3, respectively, or if an Event of Default shall have occurred and be continuing, then the Servicer will cause the Independent Accountants to deliver an Accountants' Report quarterly to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, the Agents, the Administrative Agent and each Rating Agency, on or before January 31, April 30, July 31 and October 31 of each year with respect to the three months ended the immediately preceding September 30, December 31, March 31 or June 30, as applicable.

             SECTION 4.12. Access to Certain Documentation and Information
                           -----------------------------------------------
Regarding Receivables. The Servicer shall provide to representatives of the
---------------------
Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, each Agent and the Administrative Agent reasonable access to the documentation regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

             SECTION 4.13. Monthly Tape. On or before the Distribution Date, but
                           ------------
in no event later than the eighteenth calendar day, of each month, the Servicer will deliver to the Trust Collateral Agent and the Backup Servicer a computer tape and a diskette (or any other electronic transmission acceptable to the Trust Collateral Agent and the Backup Servicer) in a format acceptable to the Trust Collateral Agent and the Backup Servicer containing the information with respect to the Receivables as of the preceding Accounting Date necessary for preparation of the Servicer's Certificate relating to the immediately preceding Determination Date and necessary to review the application of collections as provided in Section 5.3. The Backup Servicer shall use such tape or diskette (or other electronic transmission acceptable to the Trust Collateral Agent and the Backup Servicer) to (i) confirm that the Servicer's Certificate is complete,
(ii) confirm that such tape, diskette or other electronic transmission is in readable form, (iii) verify the mathematical accuracy of all calculations contained within the Servicer's Certificate and (iv) calculate and confirm (A) the aggregate amount distributable as principal on the related Distribution Date to each Class of Notes, (B) the aggregate amount distributable as interest on the related Distribution Date to each Class of Notes, and (C) any amounts distributable on the related Distribution Date which are to be paid with funds withdrawn from the Reserve Account. The Backup Servicer shall certify to the Trust Collateral Agent that it has verified the Servicer's Certificate in accordance with this Section and shall notify the Servicer, the Administrative Agent, the Agents and the Trust Collateral Agent of any discrepancies, in each case, on or before the second Business Day following the Distribution Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the next succeeding Distribution Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the next succeeding Distribution Date. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the next succeeding Distribution Date, the Servicer shall cause the Independent Accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the last day of the month after the month in which such Servicer's Certificate was delivered, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. In addition, upon the occurrence of a Servicer Termination Event the Servicer shall, if so requested by the Trust Collateral Agent, an Agent or the Class A Majority, the Class B Majority, the Class C Majority, the Class D Majority or the Class E Majority, deliver to the Backup Servicer its Collection Records and its Monthly Records within 15 days after demand therefor and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Receivables. Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer.

             SECTION 4.14. Retention and Termination of Servicer. The Servicer
                           -------------------------------------
hereby covenants and agrees to act as such under this Agreement for an initial term, commencing on the Closing Date and ending on March 31, 2002, which term shall be subject to automatic extension for successive quarterly terms ending on each successive March 31, June 30, September 30 and December 31, until the Notes and the Certificates are paid in full, unless the Administrative Agent gives written notice at least 15 Business Days prior to the end of the related calendar quarter that such term will not be extended. Each such notice (a "Servicer Non-Extension Notice") shall be delivered by the Administrative Agent to the Trust Collateral Agent and the Servicer. The Servicer hereby agrees that, as of the date hereof and until its receipt of any such Servicer Non-Extension Notice, the Servicer shall become bound, for the initial term beginning on the Closing Date and until the delivery of a Servicer Non-Extension Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. At any time, the Class A Majority, the Class S Majority, the Class B Majority and the Class C Majority, acting together, may vote to rescind a Servicer Non-Extension Notice delivered by the Administrative Agent no later than 5 Business Days prior to the effective date of such notice; and, at any time, the Class A Majority, the Class S Majority, the Class B Majority and the Class C Majority, acting together, may vote to instruct the Administrative Agent to deliver a Servicer Non-Extension Notice.

             SECTION 4.15. Fidelity Bond and Errors and Omissions Policy. The
                           ---------------------------------------------
Servicer has obtained, and shall continue to maintain in full force and effect, a Fidelity Bond and Errors and Omissions Policy of a type and in such amount as is customary for servicers engaged in the business of servicing automobile receivables.

                                   ARTICLE V

                          Trust Accounts; Distributions
                          -----------------------------

             SECTION 5.1. Establishment of Trust Accounts.
                          -------------------------------

             (a) (i) The Trust Collateral Agent, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly
                           ------------------
             indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Collection Account shall initially be established with the Trust Collateral Agent.

                       (ii) The Trust Collateral Agent, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the "Reserve Account"), bearing a
                                            ---------------
             designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Reserve Account shall initially be established with the Trust Collateral Agent.

                       (iii) The Trust Collateral Agent, on behalf of the
             Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the "Collateral Account"), bearing a
                                            ------------------
             designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Collateral Account shall initially be established with the Trust Collateral Agent. There shall be deposited to the Collateral Account any amount delivered by the Issuer to the holder of the Collateral Account that the Issuer designates in writing to such holder (with a copy to the Administrative Agent) to be deposited in the Collateral Account.

             (b) Funds on deposit in the Collection Account, the Reserve Account and the Collateral Account (collectively, the "Trust Accounts") and the Lockbox
                                               --------------
Accounts shall be invested by the Trust Collateral Agent (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise). All such Eligible Investments shall be held by or on behalf of the Trust Collateral Agent for the benefit of the Noteholders. Other than as permitted by the Rating Agencies, funds on deposit in any Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Distribution Date. Funds deposited in a Trust Account on the day immediately preceding a Distribution Date upon the maturity of any Eligible Investments are required to be invested overnight. All Eligible Investments will be held to maturity.

             (c) All investment earnings of moneys deposited in the Trust Accounts shall be deposited (or caused to be deposited) by the Trust Collateral Agent in the Collection Account, and any loss resulting from such investments shall be charged to such account. The Servicer will not direct the Trust Collateral Agent to make any investment of any funds held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Trust Collateral Agent to make any such investment, if requested by the Trust Collateral Agent, the Servicer shall deliver to the Trust Collateral Agent an Opinion of Counsel, acceptable to the Trust Collateral Agent, to such effect.

             (d) The Trust Collateral Agent shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trust Collateral Agent's negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Trust Collateral Agent, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

     (e) If (i) the Servicer shall have failed to give investment directions in writing for any funds on deposit in the Trust Accounts to the Trust Collateral Agent by 1:00 p.m. Eastern Time (or such other time as may be agreed by the Issuer and Trust Collateral Agent) on any Business Day; or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Property are being applied as if there had not been such a declaration; then the Trust Collateral Agent shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in the investment described in clause (g) of the definition of Eligible Investments.

     (f) (i) The Trust Collateral Agent shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Trust Collateral Agent for the benefit of the Noteholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Trust Collateral Agent (or the Servicer on its behalf) shall within five Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts are not accounts with the Trust Collateral Agent, the Servicer shall notify the Trust Collateral Agent in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

           (ii) With respect to the Trust Account Property, the Trust Collateral Agent agrees that:

                  (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts; and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Trust Collateral Agent, and the Trust Collateral Agent shall have sole signature authority with respect thereto;

                  (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Trust Collateral Agent in accordance with paragraph (a) of the definition of "Delivery" and
                                                               --------
           shall be held, pending maturity or disposition, solely by the Trust Collateral Agent or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Trust Collateral Agent;

                  (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained
                                               --------
           by the Trust Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                    (D)   any Trust Account Property that is an "uncertificated
                                                                 --------------
           security" under Article 8 of the UCC and that is not governed by
           --------
           clause (C) above shall be delivered to the Trust Collateral Agent in accordance with paragraph (c) of the definition of "Delivery" and
                                                               --------
           shall be maintained by the Trust Collateral Agent, pending maturity or disposition, through continued registration of the Trust Collateral Agent's (or its nominee's) ownership of such security.

     (g) The Servicer shall have the power, revocable by the Class A Majority, the Class B Majority, the Class C Majority, the Class D Majority or the Class E Majority or by the Administrative Agent, to instruct the Trust Collateral Agent to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer and the Trust Collateral Agent to carry out its respective duties hereunder.

     (h) The Trust Collateral Agent acknowledges that, pursuant to the provisions of an Interest Rate Hedge, the Interest Rate Hedge Provider may be required to post collateral with the Trust Collateral Agent to secure the Interest Rate Hedge Provider's obligations under the Interest Rate Hedge. The Trust Collateral Agent agrees to establish and maintain an Eligible Deposit Account to hold such collateral, if requested to do so by the Servicer or an Agent. The Trust Collateral Agent further agrees to follow such written instructions relating to the administration of, and transfers from such account, as may be delivered by the Servicer (unless such instructions are revoked by the Class A Majority, the Class B Majority or the Class C Majority or by the Administrative Agent).


     SECTION 5.2. Certain Reimbursements to the Servicer. The Servicer will be
                  --------------------------------------
entitled to be reimbursed pursuant to Section 5.5(a)(iv) and Section 5.5(b)(iv) from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date pursuant to
Section 5.5(a)(iv) or (b)(iv) upon certification by the Servicer of such amounts and the provision of such information to the Trust Collateral Agent and the Administrative Agent as may be necessary to verify the accuracy of such certification; provided, however, that the Servicer must provide such clarification and request and receive such reimbursement within 12 months of such mistaken deposit, posting, or returned check. In the event that any of the Class A Majority, the Class B Majority or the Class C Majority notifies the Servicer within 12 months of such reimbursement that it has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section, such Class A Majority, the Class B Majority or the Class C Majority may give the Trust Collateral Agent notice in writing to such effect, following receipt of which the Trust Collateral Agent shall not make a distribution to the Servicer in respect of such amount pursuant to Section 5.5, or if the Servicer prior thereto has been reimbursed pursuant to Section 5.5, the Trust Collateral Agent shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Distribution Date. The Servicer will additionally be entitled to receive from amounts on deposit in the Collection Account, pursuant to such provisions of this Agreement, with respect to a Collection Period any amounts paid by Obligors that were collected in the Lockbox Account but that do not relate to principal and interest payments due on the Receivables.

     SECTION 5.3. Application of Collections. All collections for the Collection
                  --------------------------
Period shall be applied by the Servicer as follows:

           With respect to each Simple Interest Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied to interest and principal in accordance with the Simple Interest Method. With respect to each Pre-Computed Receivable, payments by or on behalf of the Obligor shall be applied to interest and principal in accordance with the terms thereof.

     SECTION 5.4. Additional Deposits. The Servicer and the related Seller, as
                  -------------------
applicable, shall deposit or cause to be deposited in the Collection Account on the Determination Date on which such obligations are due the aggregate Purchase Amount with respect to Purchased Receivables.

     (a) The proceeds of any purchase or sale of the assets of the Trust described in Section 9.1 hereof shall be deposited in the Collection Account.

     SECTION 5.5. Distributions.
                  -------------

     (a) On each Distribution Date prior to the occurrence of an Event of Default, the Trust Collateral Agent shall (based solely on the information contained in the Servicer's Certificate delivered with respect to the related Determination Date) distribute the following amounts from the Collection Account unless otherwise specified, to the extent of the sources of funds stated to be available therefor, and in the following order of priority:

           (i) from the Available Funds, to the Interest Rate Hedge Providers, net payments, if any, (excluding termination payments) then due to them under the Interest Rate Hedges;

           (ii) from the Available Funds, (A) to the Backup Servicer and the Trust Collateral Agent, the Backup Servicer/Trust Collateral Agent Fee for the related Collection Period; (B) to the Backup Servicer, the Trust Collateral Agent and the Trustee, the Capped Expenses; and (C) to the Owner Trustee its unpaid trustees' fees and expenses and any accrued fees and expenses of the Owner Trustee (to the extent such fees and expenses have not previously been paid by the Servicer), provided that such fees and
                                                --------
     expenses shall not exceed $100,000 in the aggregate in any calendar year;

           (iii) from the Available Funds, to the Custodian, the Custodial Fee for the related Collection Period, and to the Administrative Agent, the Administrative Agent Fee for such Distribution Date;

           (iv) from the Available Funds, to the Servicer, the Servicing Fee for the related Collection Period, any amounts specified in Section 5.2 and to pay to AmeriCredit any amounts paid by Obligors during the preceding calendar month that did not relate to principal and interest payments due on the Receivables;

           (v) from Available Funds, to the Administrative Agent for the benefit of the Class A-1 Noteholders, the Class A-2 Noteholders and Class S Noteholders pro rata, the
                 --- ----

     Class A-1 Monthly Interest and Fees and any Class A-1 Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date (but not in excess of the Class A-1 Monthly Interest Cap with respect to such Distribution Date), the Class A-2 Monthly Interest and Fees and any Class A-2 Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date (but not in excess of the Class A-2 Monthly Interest Cap with respect to such Distribution Date) and the Class S Monthly Interest and Fees and any Class S Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date with respect to such Distribution Date (but not in excess of the Class S Monthly Interest Cap with respect to such Distribution Date);

           (vi) from Available Funds, to the Administrative Agent for the benefit of the Class B Noteholders, the Class B Monthly Interest and Fees with respect to such Distribution Date and any Class B Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date (but not in excess of the Class B Monthly Interest Cap with respect to such Distribution Date);

           (vii) from Available Funds, to the Administrative Agent for the benefit of the Class C Noteholders, the Class C Monthly Interest and Fees with respect to such Distribution Date and any Class C Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date (but not in excess of the Class C Monthly Interest Cap with respect to such Distribution Date);

           (viii) if the Class D Notes are not held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class D Noteholders, the Class D Monthly Interest and Fees with respect to such Distribution Date (and any Class D Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

           (ix) if the Class E Notes are not held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class E Noteholders, the Class E Monthly Interest and Fees with respect to such Distribution Date (and any Class E Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

           (x) from Available Funds, to the Administrative Agent for the benefit of the Class A Noteholders and the Class S Noteholders, pro rata,
                                                                     --- ----
     the principal amount of Class A-1 Notes and Class A-2 Notes and the Class A Swingline Percentage of the outstanding principal amount of the Class S Notes which are to be paid or prepaid to the extent then due and owing including, without limitation, (a) any amount of such principal required to prevent the existence of or remedy a Class A Borrowing Base Deficiency, (b) the Class A Swingline Percentage of the outstanding principal amount of the Class S Notes and (c) any Class A Limited Amortization Amount;

           (xi) from Available Funds, to the Administrative Agent for the benefit of the Class B Noteholders and the Class S Noteholders, pro rata,
                                                                     --- ----
     the principal amount of Class B Notes and the Class B Swingline Percentage of the outstanding principal amount of the

     Class S Notes which are to be paid or prepaid to the extent then due and owing including, without limitation, (a) any amount of such principal required to prevent the existence of or remedy a Class B Borrowing Base Deficiency, (b) the Class B Swingline Percentage of the outstanding principal amount of the Class S Notes and (c) any Class B Limited Amortization Amount; provided that after giving effect to such allocation
                          --------
     and distribution, there shall be no Class A Borrowing Base Deficiency or Class S Borrowing Base Deficiency;

           (xii) from Available Funds, to the Administrative Agent for the benefit of the Class C Noteholders and the Class S Noteholders, pro rata,
                                                                     --- ----
     the principal amount of Class C Notes and the Class C Swingline Percentage of the outstanding principal amount of the Class S Notes which are to be paid or prepaid to the extent then due and owing including, without limitation, (a) any amount of such principal required to prevent the existence of or remedy a Class C Borrowing Base Deficiency, (b) the Class C Swingline Percentage of the outstanding principal amount of the Class S Notes and (c) any Class C Limited Amortization Amount; provided that after
                                                            --------
     giving effect to such allocation and distribution, there shall be no Class A Borrowing Base Deficiency, Class B Borrowing Base Deficiency or Class S Borrowing Base Deficiency;

           (xiii) from the Available Funds, to the Reserve Account, an amount, if necessary, required to increase the amount therein to the Reserve Account Required Amount;

           (xiv) if the Class D Notes are not held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class D Noteholders, the principal amount of Class D Notes which are to be paid or prepaid to the extent then due and owing including, without limitation, any amount of such principal required to prevent the existence of or remedy a Class D Borrowing Base Deficiency;

           (xv) if the Class E Notes are not held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class E Noteholders, the principal amount of Class E Notes which are to be paid or prepaid to the extent then due and owing including, without limitation, any amount of such principal required to prevent the existence of or remedy a Class E Borrowing Base Deficiency;

           (xvi) from Available Funds, to the extent not previously paid pursuant to Clause (v) above, to the Administrative Agent for the benefit of the Class A-1 Noteholders, the Class A-2 Noteholders and the Class S Noteholders pro rata, the Class A-1 Monthly Interest and Fees, the Class
                 --- ----
     A-2 Monthly Interest and Fees and the Class S Monthly Interest and Fees with respect to such Distribution Date (and any Class A-1 Monthly Interest and Fees, the Class A-2 Monthly Interest and Fees and the Class S Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

           (xvii) from Available Funds, to the extent not previously paid pursuant to clause (vi) above to the Administrative Agent for the benefit of the Class B Noteholders, the Class B Monthly Interest and Fees with respect to such Distribution Date (and any Class B Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

           (xviii) from Available Funds, to the extent not previously paid pursuant to clause (vii) above to the Administrative Agent for the benefit of the Class C Noteholders, the Class C Monthly Interest and Fees with respect to such Distribution Date (and any Class C Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

           (xix) from Available Funds, to the Administrative Agent for the benefit of the Class A-1 Noteholders, the Class A-2 Noteholders and the Class S Noteholders, pro rata, the Class A-1 Monthly Costs and Expenses, the Class A-2 Monthly Costs and Expenses and the Class S Monthly Costs and Expenses with respect to such Distribution Date (and any Class A-1 Monthly Costs and Expenses, the Class A-2 Monthly Costs and Expenses and the Class S Monthly Costs and Expenses with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

           (xx) from Available Funds, to the Administrative Agent for the benefit of the Class B Noteholders, the Class B Monthly Costs and Expenses with respect to such Distribution Date (and any Class B Monthly Costs and Expenses with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

           (xxi) from Available Funds, to the Administrative Agent for the benefit of the Class C Noteholders, the Class C Monthly Costs and Expenses with respect to such Distribution Date (and any Class C Monthly Costs and Expenses with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

           (xxii) from the Available Funds, to the Interest Rate Hedge Providers, net termination payments, if any, then due to them under the Interest Rate Hedges;

           (xxiii) from Available Funds, to the extent not previously paid pursuant to clause (ii) above, to the Backup Servicer and Trust Collateral Agent, any costs and expenses due to the Backup Servicer and Trust Collateral Agent under the Basic Documents;

           (xxiv) if the Class D Notes are held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class D Noteholders, the Class D Monthly Interest and Fees with respect to such Distribution Date (and any Class D Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

           (xxv) if the Class E Notes are held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class E Noteholders, the Class E Monthly Interest and Fees with respect to such Distribution Date (and any Class E Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

           (xxvi) if the Class D Notes are held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class D Noteholders, the principal amount of Class D Notes which are to be paid or prepaid to the extent then due and owing including, without limitation, any amount of such principal required to prevent the existence of or remedy a Class D Borrowing Base Deficiency;

           (xxvii) if the Class E Notes are held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class E Noteholders, the principal amount of Class E Notes which are to be paid or prepaid to the extent then due and owing including, without limitation, any amount of such principal required to prevent the existence of or remedy a Class E Borrowing Base Deficiency; and

           (xxviii) from Available Funds, any remaining Available Funds to the Issuer.


     (b) On each Distribution Date after the occurrence and during the continuance of an Event of Default, the Trust Collateral Agent shall (based solely on the information contained in the Servicer's Certificate delivered with respect to the related Determination Date) distribute the following amounts from the Collection Account unless otherwise specified, to the extent of the sources of funds stated to be available therefor, and in the following order of priority:

           (i) from the Available Funds, to the Interest Rate Hedge Providers, net payments, if any, (excluding termination payments) then due to them under the Interest Rate Hedges;

           (ii) from the Available Funds, (A) to the Backup Servicer and the Trust Collateral Agent, the Backup Servicer/Trust Collateral Agent Fee for the related Collection Period; (B) to the Backup Servicer and the Trust Collateral Agent and the Trustee, the Capped Expenses; and (C) to the Owner Trustee its unpaid trustees' fees and expenses and any accrued fees and expenses of the Owner Trustee (to the extent such fees and expenses have not previously been paid by the Servicer), provided that such fees and
                                                --------
     expenses shall not exceed $100,000 in the aggregate in any calendar year;

           (iii) from the Available Funds, to the Custodian, the Custodial Fee for the related Collection Period, and to the Administrative Agent, the Administrative Agent Fee for such Distribution Date;

           (iv) from the Available Funds, to the Servicer, the Servicing Fee for the related Collection Period, any amounts specified in Section 5.2, and to pay to AmeriCredit any amounts paid by Obligors during the preceding calendar month that did not relate to principal and interest payments due on the Receivables;

           (v) from Available Funds, to the Administrative Agent for the benefit of the Class A-1 Noteholders, the Class A-2 Noteholders and Class S Noteholders pro rata, the Class A-1 Monthly Interest and Fees and any Class
                 --- ----
     A-1 Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date (but not in excess of the Class A-1 Monthly Interest Cap with respect to such Distribution

     Date), the Class A-2 Monthly Interest and Fees and any Class A-2 Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date (but not in excess of the Class A-2 Monthly Interest Cap with respect to such Distribution Date) and the Class S Monthly Interest and Fees and any Class S Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date with respect to such Distribution Date (but not in excess of the Class S Monthly Interest Cap with respect to such Distribution
     Date);

          (vi) from Available Funds, to the Administrative Agent for the benefit of the Class B Noteholders, the Class B Monthly Interest and Fees with respect to such Distribution Date and any Class B Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date (but not in excess of the Class B Monthly Interest Cap with respect to such Distribution Date);

          (vii) from Available Funds, to the Administrative Agent for the benefit of the Class C Noteholders, the Class C Monthly Interest and Fees with respect to such Distribution Date and any Class C Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date (but not in excess of the Class C Monthly Interest Cap with respect to such Distribution Date);

          (viii) if the Class D Notes are not held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class D Noteholders, the Class D Monthly Interest and Fees with respect to such Distribution Date (and any Class D Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

          (ix) if the Class E Notes are not held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class E Noteholders, the Class E Monthly Interest and Fees with respect to such Distribution Date (and any Class E Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

          (x) from Available Funds, to the Administrative Agent for the benefit of the Class A Noteholders and the Class S Noteholders, pro rata,
                                                                      --- ----
     the outstanding principal amount of Class A-1 Notes and Class A-2 Notes and the Class A Swingline Percentage of the outstanding principal amount of the Class S Notes;

          (xi) from Available Funds, to the Administrative Agent for the benefit of the Class B Noteholders and the Class S Noteholders, pro rata,
                                                                     --- ----
     the outstanding principal amount of Class B Notes and the Class B Swingline Percentage of the outstanding principal amount of the Class S Notes;

          (xii) from Available Funds, to the Administrative Agent for the benefit of the Class C Noteholders and the Class S Noteholders, pro rata,
                                                                     --- ----
     the outstanding principal amount of Class C Notes and the Class C Swingline Percentage of the outstanding principal amount of the Class S Notes;

          (xiii) if the Class D Notes are not held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class D Noteholders, the outstanding principal amount of Class D Notes;

          (xiv) if the Class E Notes are not held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class E Noteholders, the outstanding principal amount of Class E Notes;

          (xv) from Available Funds, to the extent not previously paid pursuant to Clause (v) above, to the Administrative Agent for the benefit of the Class A-1 Noteholders, the Class A-2 Noteholders and the Class S Noteholders pro rata, the Class A-1 Monthly Interest and Fees, the Class
                 --- ----
     A-2 Monthly Interest and Fees and the Class S Monthly Interest and Fees with respect to such Distribution Date (and any Class A-1 Monthly Interest and Fees, the Class A-2 Monthly Interest and Fees and the Class S Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

          (xvi) from Available Funds, to the extent not previously paid pursuant to clause (vi) above to the Administrative Agent for the benefit of the Class B Noteholders, the Class B Monthly Interest and Fees with respect to such Distribution Date (and any Class B Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

          (xvii) from Available Funds, to the extent not previously paid pursuant to clause (vii) above to the Administrative Agent for the benefit of the Class C Noteholders, the Class C Monthly Interest and Fees with respect to such Distribution Date (and any Class C Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

          (xviii) from Available Funds, to the Administrative Agent for the benefit of the Class A-1 Noteholders, the Class A-2 Noteholders and the Class S Noteholders, pro rata, the Class A-1 Monthly Costs and Expenses,
                          --- ----
     the Class A-2 Monthly Costs and Expenses and the Class S Monthly Costs and Expenses with respect to such Distribution Date (and any Class A-1 Monthly Costs and Expenses, the Class A-2 Monthly Costs and Expenses and the Class S Monthly Costs and Expenses with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

          (xix) from Available Funds, to the Administrative Agent for the benefit of the Class B Noteholders, the Class B Monthly Costs and Expenses with respect to such Distribution Date (and any Class B Monthly Costs and Expenses with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

          (xx) from Available Funds, to the Administrative Agent for the benefit of the Class C Noteholders, the Class C Monthly Costs and Expenses with respect to such Distribution Date (and any Class C Monthly Costs and Expenses with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

          (xxi) from the Available Funds, to the Interest Rate Hedge Providers, net termination payments, if any, then due to them under the Interest Rate Hedges;

          (xxii) from Available Funds, to the extent not previously paid pursuant to clause (ii) above, to the Backup Servicer and Trust Collateral Agent, any costs and expenses due to the Backup Servicer and Trust Collateral Agent under the Basic Documents; and

          (xxiii) if the Class D Notes are held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class D Noteholders, the Class D Monthly Interest and Fees with respect to such Distribution Date (and any Class D Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

          (xxiv) if the Class E Notes are held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class E Noteholders, the Class E Monthly Interest and Fees with respect to such Distribution Date (and any Class E Monthly Interest and Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date);

          (xxv) if the Class D Notes are held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class D Noteholders, the outstanding principal amount of Class D Notes;

          (xxvi) if the Class E Notes are held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, from Available Funds, to the Administrative Agent for the benefit of the Class E Noteholders, the outstanding principal amount of Class E Notes; and

          (xxvii) from Available Funds, any remaining Available Funds to the Issuer.

     (c) With prior written notice to the Trustee and the Administrative Agent before 1:00 p.m. at least two Business Days prior to the Interim Distribution Date, the Servicer may apply the proceeds of any purchase of Receivables pursuant to Section 2.9(b) of the Indenture on a date (an "Interim Distribution
                                                           --------------------
Date") prior to the succeeding Distribution Date to the repayment of some or all
----
of the outstanding principal of the Notes and interest accrued thereon to such Interim Distribution Date, provided that no Borrowing Base Deficiency would
                           --------
exist after giving effect to such repayment and amounts sufficient to make any payments of interest, fees and expenses due on such succeeding Distribution Date are already on deposit or are deposited from the proceeds of such purchase in the Collection Account. The Servicer shall notify the Administrative Agent of the amount which will be a deposit in the Collection Account after giving effect to any such payment. The Servicer shall increase such amount if the Class A Majority, Class B Majority and Class C Majority reasonably determine that the amount remaining on deposit in the Collection Account following any such payment would be insufficient to make any payment of interest, fees and expenses due on such succeeding Distribution Date and so notify the Servicer, then the Servicer will leave the amount necessary to prevent such deficiency in the Collection Account.

     (d) In the event that the Collection Account is maintained with an institution other than the Trust Collateral Agent, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to Sections 5.5(a), 5.5(b) and 5.5(c) on the related Distribution Date or Interim Distribution Date.

     SECTION 5.7. Reserve Account; Collateral Account. (a) If, on any
                  -----------------------------------
Distribution Date, Available Funds allocated to make distributions to be made on such Distribution Date pursuant to clauses (i) through (ix) of Section 5.5(a) or 5.5(b), respectively, are less than the aggregate amount required to be distributed pursuant to such clauses of Section 5.5(a) or Section 5.5(b), respectively, the Trust Collateral Agent shall withdraw (or, if the Reserve Account shall not at such time be maintained by the Trust Collateral Agent, the Trust Collateral Agent shall direct the holder of the Reserve Account to withdraw) the amount of such deficiency, up to the amount available in the Reserve Account, from the Reserve Account and apply such amount in the order of priority and in the manner set forth in such clauses of Section 5.5(a) and/or 5.5(b), as the case may be.

     (b) If, on any Distribution Date, Available Funds allocated to make distributions to be made on the related Distribution Date pursuant to clauses
(i) through (xii) and clauses (xvi) though (xviii) of Section 5.5(a) or pursuant to clauses (i) through (xii) and clauses (xv) though (xvii) of 5.5(b), respectively, plus the amount withdrawn from the Reserve Account pursuant to
Section 5.6(a) are less than the aggregate amount required to be distributed pursuant to such clauses of Section 5.5(a) or Section 5.5(b), respectively, the Trust Collateral Agent shall withdraw (or, if the Collateral Account shall not at such time be maintained by the Trust Collateral Agent, the Trust Collateral Agent shall direct the holder of the Collateral Account to withdraw) the amount of such deficiency, up to the amount available in the Collateral Account, from the Collateral Account and apply such amount in the order of priority and in the manner set forth in such clauses of Section 5.5(a) and/or 5.5(b), as the case may be, provided that no such allocation and distribution shall be permitted if
        --------
it would cause a Borrowing Base Deficiency.

     (c) On the first Distribution Date following the occurrence and during the continuance of an Event of Default, the Trust Collateral Agent shall withdraw (or direct the holder of the applicable account to withdraw) all amounts on deposit in the Collateral Account and apply such amount as provided in Section 5.5(b) and at such time the Collateral Account shall be closed.

     (d) On each Distribution Date prior to the occurrence of an Event of Default and based solely on the Servicer's Certificate for such Distribution Date, the Trust Collateral Agent shall withdraw from the Reserve Account the amount on deposit in the Reserve Account in excess of the Reserve Account Required Amount (after giving effect to all distributions to be made on such Distribution Date pursuant to Section 5.5(a) or Section 5.5(b), and any withdrawals to be made from the Reserve Account pursuant to paragraph (a) of this Section 5.6), and distribute such amount to the Issuer or as it may direct.

     On each Interim Distribution Date prior to the occurrence of an Event of Default and based solely on instructions from the Servicer, the Trust Collateral Agent shall withdraw from the Reserve Account the lesser of (i) the amount on deposit in the Reserve Account in excess of the Minimum Reserve Account Amount (after giving effect to all distributions to be made on such Distribution Date pursuant to Section 5.5(a) or Section 5.5(b), and any withdrawals to be made from the Reserve Account pursuant to paragraph (a) of this Section 5.6) and (ii) the product of the amount on deposit in the Reserve Account and a fraction the numerator of which is the Aggregate Principal Balance of the Receivables released from the lien of the Indenture on such Interim Distribution Date and the denominator of which is the Aggregate Principal Balance of the Receivables prior to such release, and distribute such lesser amount to the Issuer or as it may direct.

     (e) On each Distribution Date prior to the occurrence of an Event of Default (after giving effect to the distributions to be made on such Distribution Date pursuant to Section 5.5(a) and any withdrawals to be made from the Collateral Account pursuant to paragraph (b) of this Section 5.6), the Issuer shall be entitled to direct the Trust Collateral Agent (with a copy of such directions to be delivered to the Administrative Agent and the Agents) to withdraw and pay to the Issuer (or as it may direct), any and all amounts on deposit in the Collateral Account so long as after giving effect to such withdrawal no Class A Borrowing Base Deficiency, Class B Borrowing Base Deficiency, Class C Borrowing Base Deficiency, Default or Event of Default shall occur or be continuing and the amount on deposit in the Reserve Account equals the Reserve Account Required Amount.

     (f) On the Distribution Date following the payment in full of all amounts due to the Noteholders and termination of all the Note Purchase Agreements, the Trust Collateral Agent shall withdraw (or direct the holder of the Reserve Account to withdraw) all amounts on deposit therein and distribute such amount to the Issuer or as it may direct.

                             ARTICLE VI The Sellers
                                        -----------

     SECTION 6.1. Representations of Sellers. Each Seller makes the following
                  --------------------------
representations on which the Noteholders shall be deemed to have relied in purchasing and making advances under the Notes and on which the Issuer is deemed to have relied in acquiring the Receivables and on which the Trustee, the Administrative Agent, Trust Collateral Agent and Backup Servicer may rely. The representations speak as of the execution and delivery of this Agreement and as of the applicable Transfer Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

     (a) Schedule of Representations. The representations and warranties set
         ---------------------------
forth on the Schedule of Representations attached hereto as Schedule B are true and correct.

     (b) Organization and Good Standing. The related Seller has been duly
         ------------------------------
organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property transferred to the Trust.

     (c) Due Qualification. The related Seller is duly qualified to do business
         -----------------
as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect such Seller's ability to transfer the Receivables and the Other Conveyed Property to the Trust pursuant to this

Agreement, or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform such Seller's obligations hereunder and under such Seller's Basic Documents.

     (d) Power and Authority. The related Seller has the power and authority to
         -------------------
execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively; the related Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with the Trust by it and has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement and such Seller's Basic Documents have been duly authorized by such Seller by all necessary corporate action.

     (e) Valid Sale, Binding Obligations. This Agreement effects a valid sale,
         -------------------------------
transfer and assignment of the related Receivables and the Other Conveyed Property, enforceable against the related Seller and creditors of and purchasers from the related Seller; and this Agreement and the related Seller's Basic Documents, when duly executed and delivered, shall constitute legal, valid and binding obligations of the related Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (f) No Violation. The consummation of the transactions contemplated by this
         ------------
Agreement and the Basic Documents and the fulfillment of the terms of this Agreement and the Basic Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the related Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the related Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the related Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the related Seller or any of its properties.

     (g) No Proceedings. There are no proceedings or investigations pending or,
         --------------
to the related Seller's knowledge, threatened against the related Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the related Seller or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the related Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

     (h) True Sale. The Receivables are being transferred with the intention of
         ---------
removing them from the related Seller's estate pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

     (i)  Chief Executive Office. The chief executive office of the related
          ----------------------
Seller is at 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102.

     SECTION 6.2. Corporate Existence. (a) During the term of this Agreement,
                  -------------------
each Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

     (b) During the term of this Agreement, each Seller shall observe the applicable legal requirements for the recognition of such Seller as a legal entity separate and apart from its Affiliates, including as follows (provided, however, that the limitations set forth in subsections (x), (xi) and (xiv) shall be applicable solely to AFC and shall not limit AmeriCredit's activities):

          (i)    such Seller shall maintain corporate records and books of

     account separate from those of its Affiliates;

          (ii) except as otherwise provided in this Agreement, such Seller shall not commingle its assets and funds with those of its Affiliates;

          (iii) such Seller shall hold such appropriate meetings of its Board of Directors as are necessary to authorize all such Seller's corporate actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

          (iv) such Seller shall at all times hold itself out to the public under such Seller's own name as a legal entity separate and distinct from its Affiliates;

          (v) all transactions and dealings between such Seller and its Affiliates will be conducted on an arm's-length basis;

          (vi) such Seller shall obtain proper authorization for all action requiring such authorization;

          (vii) such Seller shall pay its own operating expenses and liabilities from its own funds;

          (viii) such Seller's resolutions, agreements and other instruments underlying the transactions described in this Agreement shall be continuously maintained by it as part of its official records;

          (ix) AFC shall not maintain bank accounts or other depository accounts to which any Affiliate is an account party or from which any Affiliate has the power to make withdrawals;

          (x) AFC shall not amend, supplement or otherwise modify its organizational documents, except in accordance therewith and upon satisfaction of the Rating Agency Condition;

          (xi) AFC shall not create, incur, assume or suffer to exist any indebtedness on which it is obligated, except as contemplated by this Agreement and the other Basic Documents. It shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person (other than the Receivables), agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital. It shall not be party to any indenture, agreement, mortgage, deed of trust or other instrument other than this Agreement and the other Basic Documents;

          (xii) AFC shall not enter into, or be a party to any transaction with any of its Affiliates, except as contemplated by this Agreement and the other Basic Documents;

          (xiii) such Seller shall observe all procedures required by its organizational documents and preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would materially adversely affect the interests hereunder of the Noteholders or its ability to perform its obligations hereunder; and

          (xiv) AFC shall not form, or cause to be formed, any subsidiaries; or make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness (other than the Receivables), acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except as otherwise permitted herein.

     SECTION 6.3. Liability of Sellers; Indemnities. Each Seller shall be liable
                  ---------------------------------
in accordance herewith only to the extent of the obligations specifically undertaken by such Seller under this Agreement.

     (a) Each Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trust, the Trustee, Backup Servicer, the Agents, the Administrative Agent and the Trust Collateral Agent and its officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to the Owner Trustee, the Trust Collateral Agent, the Trustee, the Agents and the Administrative Agent and except any taxes to which the Owner Trustee, the Trust Collateral Agent or the Trustee may otherwise be subject to, without regard to the transactions contemplated hereby), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes and costs and expenses in defending against the same.

     (b) Each Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trustee, Backup Servicer, the Agents, the Administrative Agent and the Trust

Collateral Agent, their respective officers, directors, employees and agents thereof, the Noteholders and the Purchasers from and against any loss, liability or expense incurred by reason of (i) such Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) such Seller's or the Issuer's violation of federal or state securities laws in connection with the offering and sale of the Notes.

     (c) Each Seller shall indemnify, defend and hold harmless the Owner Trustee, Trustee, Trust Collateral Agent, the Agents, the Administrative Agent and Backup Servicer and the officers, directors, employees and agents thereof from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee, Trustee, Trust Collateral Agent, the Agents, the Administrative Agent and Backup Servicer respectively.

          Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Trustee, any Agent, the Administrative Agent or the Trust Collateral Agent and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If either Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the related Seller, without interest.

     SECTION 6.4. Merger or Consolidation of, or Assumption of the Obligations
                  ------------------------------------------------------------
of the Sellers. Any Person (a) into which either Seller may be merged or
--------------
consolidated, (b) which may result from any merger or consolidation to which either Seller shall be a party or (c) which may succeed to the properties and assets of either Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the related Seller under this Agreement, shall be the successor to the related Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) if the related Seller shall not be the surviving entity or if the debt rating of AmeriCredit Corp. by S&P or Moody's would be lower after giving effect to such transaction than prior to giving effect to the transaction, the related Seller shall have received the written consent of the Class A Majority, the Class B Majority and the Class C Majority, acting together, prior to entering into any such transaction, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 shall have been breached and no Servicer Termination Event, and no event which, after notice or lapse of time, or both, would become a Servicer Termination Event shall have happened and be continuing, (iii) the related Seller shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Trustee, the Agents and the Administrative Agent an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iv) the Rating Agency Condition shall have been satisfied with respect to such transaction and (v) the related Seller shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Backup

Servicer, the Trustee, the Agents and the Administrative Agent an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent, the Owner Trustee and the Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii), (iv) and (v) above shall be conditions to the consummation of the transactions referred to in clauses (a),
(b) or (c) above.

     SECTION 6.5. Limitation on Liability of the Sellers and Others. The Sellers
                  -------------------------------------------------
and any director or officer or employee or agent of the Sellers may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Sellers shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 6.6. Ownership of the Certificates or Notes. Each Seller and any
                  --------------------------------------
Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not a Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Notes or Certificates so owned by a Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Notes or Certificates; provided, however, that any Notes or Certificates owned by a Seller or any Affiliate thereof, during the time such Notes or Certificates are owned by such party, shall be without voting rights for any purpose set forth in the Basic Documents. The Sellers shall notify the Owner Trustee, the Trustee, the Trust Collateral Agent and the Administrative Agent with respect to any transfer of any Certificate.

                                  ARTICLE VII

                                  The Servicer
                                  ------------

     SECTION 7.1. Representations of Servicer. The Servicer makes the following
                  ---------------------------
representations on which the Noteholders shall be deemed to have relied in purchasing and making advances under the Notes and on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and as of the applicable Transfer Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

          (i)     Representations and Warranties. The representations and
                  ------------------------------
     warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct, provided that such representations and warranties contained therein and herein shall not apply to any entity other than AmeriCredit;

                                      -37

          (ii)  Organization and Good Standing. The Servicer has been duly
                ------------------------------
     organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

          (iii) Due Qualification. The Servicer is duly qualified to do business
                -----------------
     in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification;

          (iv)  Power and Authority. The Servicer has the power and authority to
                -------------------
     execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Servicer's Basic Documents have been duly authorized by the Servicer by all necessary corporate action;

          (v)   Binding Obligation. This Agreement and the Servicer's Basic
                ------------------
     Documents shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (vi)  No Violation. The consummation of the transactions contemplated
                ------------
     by this Agreement and the Servicer's Basic Documents, and the fulfillment of the terms of this Agreement and the Servicer's Basic Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties;

          (vii) No Proceedings. There are no proceedings or investigations
                --------------
     pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities;

          (viii) No Consents. The Servicer is not required to obtain the consent
                 -----------
     of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

     SECTION 7.2. Liability of Servicer; Indemnities.
                  ----------------------------------

     (a) The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer.

     (b) The Servicer shall defend, indemnify and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, the Agents, the Administrative Agent, their respective officers, directors, agents and employees, the Noteholders and the Purchasers from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle;

     (c) The Servicer (when the Servicer is AmeriCredit) shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, the Agents, the Administrative Agent, their respective officers, directors, agents and employees, the Noteholders and the Purchasers from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Securities) and costs and expenses in defending against the same;

          The Servicer (when the Servicer is not AmeriCredit) shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, the Agents, the Administrative Agent, their respective officers, directors, agents and employees, the Noteholders and the Purchasers from and against any taxes with respect to the sale of Receivables in connection with servicing hereunder that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Securities) and costs and expenses in defending against the same; and

     (d) The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, the Agents, the Administrative Agent, their respective officers, directors, agents and employees, the Noteholders and the Purchasers from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, the Agents, the Administrative Agent, the Noteholders or the Purchasers by reason of the breach of this Agreement by the Servicer, the negligence, misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

     (e) AmeriCredit shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, the Agents, the Administrative Agent, their respective officers, directors, agents and employees, the Noteholders and the Purchasers from and against any loss, liability or expense incurred by reason of the violation by Servicer or Seller of federal or state securities laws in connection with the registration or the sale of the Securities. This section shall survive the termination of this Agreement, or the earlier removal or resignation of the Trustee, Trust Collateral Agent, Backup Servicer, any Agent or the Administrative Agent.

     (f) AmeriCredit shall indemnify the Trustee, the Owner Trustee, the Trust Collateral Agent, the Agents, the Administrative Agent and the Backup Servicer, and the respective officers, directors, agents and employees thereof against any and all loss, liability or expense, (other than overhead and expenses incurred in the normal course of business) incurred by each of them in connection with the acceptance or administration of the Trust and the performance of their duties under the Basic Documents other than if such loss, liability or expense was incurred by the Trustee, the Owner Trustee, the Trust Collateral Agent, such Agent or the Administrative Agent as a result of any such entity's willful misconduct, bad faith or negligence.

     (g) Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

     SECTION 7.3. Merger or Consolidation of, or Assumption of the Obligations
                  ------------------------------------------------------------
of the Servicer or Backup Servicer.
----------------------------------

     (a) AmeriCredit shall not merge or consolidate with any other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to AmeriCredit's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of AmeriCredit contained in this Agreement and, if the surviving entity shall not be AmeriCredit or the debt rating of AmeriCredit Corp. from S&P or Moody's would be lowered as a result of such transaction, shall be acceptable to the Class A Majority, the Class B Majority and the Class C Majority, acting together, and shall be an Eligible Servicer. Any corporation (i) into which AmeriCredit may be merged or consolidated, (ii)
resulting from any merger or consolidation to which AmeriCredit shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of AmeriCredit, or (iv) succeeding to the business of AmeriCredit, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of AmeriCredit under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to AmeriCredit under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing
                                           --------  -------
contained herein shall be deemed to release AmeriCredit from any obligation. AmeriCredit shall provide notice of any merger, consolidation or succession pursuant to this Section to the Owner Trustee, the Trust Collateral Agent, the Noteholders, the Administrative Agent and each Rating Agency. Notwithstanding the foregoing, AmeriCredit shall not merge or consolidate with any other Person or permit any other Person to become a successor to AmeriCredit's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.6 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an Event of Default shall have occurred and be continuing, (y) AmeriCredit shall have delivered to the Owner Trustee, the Trust Collateral Agent, Trustee, Backup Servicer, the Rating Agencies, the Agents and the Administrative Agent an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) AmeriCredit shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Rating Agencies, the Agents and the Administrative Agent an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

     (b) Any corporation (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer, or (iv) succeeding to the business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Backup Servicer from any obligation.

     SECTION 7.4. Limitation on Liability of Servicer, Backup Servicer and
                  --------------------------------------------------------
Others.
------

     (a) Neither AmeriCredit, the Backup Servicer nor any of the directors or officers or employees or agents of AmeriCredit or Backup Servicer shall be under any liability to the Trust or the Noteholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not
                            --------  -------
protect AmeriCredit, the Backup Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties; provided further that this provision shall not affect any liability to indemnify the Trust Collateral Agent and the Owner Trustee for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Trust Collateral Agent and the Owner Trustee, in their individual capacities. AmeriCredit, the Backup Servicer and any director, officer, employee or agent of AmeriCredit or Backup Servicer may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     (b) The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Owner Trustee, the Trustee, the Trust Collateral Agent, the Administrative Agent, the Agents, the Backup Servicer, the Sellers and the Noteholders shall look only to the Servicer to perform such obligations. The Backup Servicer, Trust Collateral Agent, the Trustee, the Administrative Agent, the Owner Trustee and the Custodian shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer (or contractual agents) or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party (other than its contractual agents), including the Servicer or the Trustee, (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party (other than its contractual agents), (iii) the invalidity or unenforceability of any Receivable under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Receivable, or (v) the acts or omissions of any successor Backup Servicer.


     (c) The parties expressly acknowledge and consent to Bank One, NA acting in the possible dual capacity of Backup Servicer or successor Servicer and in the capacity as Trust Collateral Agent. Bank One, NA may, in such dual or other capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Bank One, NA of express duties set forth in the this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto and the Noteholders except in the case of gross negligence and willful misconduct by Bank One, NA.

     SECTION 7.5. Delegation of Duties. The Servicer may delegate duties under
                  --------------------
this Agreement to an Affiliate of AmeriCredit with the prior written consent of the Trust Collateral Agent, the Owner Trustee and the Backup Servicer. The Servicer also may at any time perform through sub-contractors the specific duties of (i) repossession of Financed Vehicles, (ii) tracking Financed Vehicles' insurance and (iii) pursuing the collection of deficiency balances on certain Liquidated Receivables, in each case, without the consent of the Administrative Agent and may perform other specific duties through such sub-contractors in accordance with Servicer's customary servicing policies and procedures, provided, however, that no such delegation or sub-contracting duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties. Neither AmeriCredit nor any party acting as Servicer hereunder shall appoint any subservicer hereunder without the prior written consent of the Administrative Agent, the Trustee and the Backup Servicer.

     SECTION 7.6. Servicer and Backup Servicer Not to Resign. Subject to the
                  ------------------------------------------
provisions of Section 7.3, neither the Servicer nor the Backup Servicer shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Backup Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer or the Backup Servicer, as the case may be, and the Class A Majority, the Class S Majority, the Class B Majority and the Class C Majority, acting together, does not elect to waive the obligations of the Servicer or the Backup Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer or Backup Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Trust Collateral Agent, the Owner Trustee, the Agents and the Administrative Agent. No resignation of the Servicer shall become effective until the Backup Servicer or an entity acceptable to the Class A Majority, the Class B Majority and the Class C Majority, acting together, shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Backup Servicer shall become effective until, an entity acceptable to the Class A Majority, the Class B Majority and the Class C Majority, acting together, shall have assumed the responsibilities and obligations of the Backup Servicer; provided, however, that (i) in the event a successor Backup Servicer is not appointed within 60 days after the Backup Servicer has given notice of its resignation and has provided the Opinion of Counsel required by this Section, the Backup Servicer may petition a court for its removal, (ii) the Backup Servicer may resign with the written consent of the Class A Majority, the Class B Majority and the Class C Majority, acting together, and (iii) if Bank One, NA resigns as the Trustee under the Indenture it will no longer be the Backup Servicer.

                                  ARTICLE VIII

                                     Default
                                     -------

     SECTION 8.1. Servicer Termination Event. For purposes of this Agreement,
                  --------------------------
each of the following shall constitute a "Servicer Termination Event":

     (a) Any failure by the Servicer to deliver to the Trust Collateral Agent for distribution to Noteholders any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of two Business Days (one Business Day with respect to payment of Purchase Amounts) after written notice is received by the Servicer from the Trust Collateral Agent or the Administrative Agent or after discovery of such failure by a Responsible Officer of the Servicer;

     (b) Failure by the Servicer to deliver to the Trust Collateral Agent, the Agents and the Administrative Agent the Servicer's Certificate by the second Business Day prior to the Distribution Date, or failure on the part of the Servicer to observe its covenants and agreements set forth in Section 7.3(a);

     (c) Failure on the part of the Servicer to duly observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially adversely affects the Trust or the rights of the Noteholders, and (ii) continues unremedied for a period of 30 days after knowledge thereof by the Servicer or after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trust Collateral Agent;

     (d) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or

     (e) The commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors or the failure by the Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Servicer in furtherance of any of the foregoing; or

     (f) Any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty set forth in the definition of "Eligible Receivable"), and the incorrectness of such
                            -------------------
representation, warranty or statement has a material adverse effect on the Trust or the Noteholders and, within 30 days after knowledge thereof by the Servicer or after written notice thereof shall have been given to the Servicer by the Trust Collateral Agent or the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

     (g) If (i) during any period hereafter commencing April 1 and ending the following September 30, the average of the Servicer Delinquency Ratios for the last day of each of the preceding three Collection Periods exceeds 5.5%, or (ii) during any period hereafter commencing October 1 and ending the following March 31, the average of the Servicer Delinquency Ratios for the last day of each of the preceding three Collection Periods exceeds 6.5%; or

     (h) The Administrative Agent shall have delivered a Servicer Non-Extension Notice pursuant to Section 4.14; or

     (i) The Loss Ratio exceeds 8%; or

     (j) An Event of Default has occurred and is continuing.

     SECTION 8.2. Consequences of a Servicer Termination Event. If a Servicer
                  --------------------------------------------
Termination Event shall occur and be continuing, either the Trust Collateral Agent (to the extent it has knowledge thereof) or the Class A Majority, the Class B Majority, or the Class C Majority by notice given in writing to the Servicer (and to the Trust Collateral Agent if given by the Noteholders) or by non-extension of the term of the Servicer as referred to in Section 4.14 may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice or upon termination of the term of the Servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Other Conveyed Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer (or such other successor Servicer appointed by the Trust Collateral Agent); provided, however, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the Other Conveyed Property and related documents to show the Trust as lienholder or secured party on the related Lien Certificates, or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer or a successor Servicer to service the Receivables and the Other Conveyed Property. If requested by the Class A Majority, the Class B Majority and the Class C Majority, acting together, the successor Servicer shall terminate the Lockbox Agreement and direct the Obligors to make all payments under the Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with Section 4.2(e)), or to a lockbox established by the successor Servicer at the direction of the Class A Majority, the Class B Majority and the Class C Majority, acting together, at the successor Servicer's expense. The terminated Servicer shall grant the Trust Collateral Agent, the successor Servicer and the Administrative Agent reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

     SECTION 8.3. Appointment of Successor.
                  ------------------------

     (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.2, upon non-extension of the servicing term as referred to in Section 4.14, or upon the resignation of the Servicer pursuant to Section 7.6, the Backup Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein. The Trust Collateral Agent and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to term-to-term servicing as referred to in Section 4.14 and to termination under Section 8.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer.

     (b) Notwithstanding the above, if the Backup Servicer shall be legally unable or unwilling to act as Servicer, the Backup Servicer, the Trust Collateral Agent or the Class A Majority, the Class S Majority, the Class B Majority or the Class C Majority may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to Section 7.6, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 8.2, the resignation of the Servicer pursuant to Section 7.6 or the non-extension of the servicing term of the Servicer, as referred to in
Section 4.14. If upon the termination of the Servicer pursuant to Section 8.2 or the resignation of the Servicer pursuant to Section 7.6, the Trust Collateral Agent appoints a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder.

     (c) Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder. If any successor Servicer is appointed as a result of the Backup Servicer's refusal (in breach of the terms of this Agreement) to act as Servicer although it is legally able to do so, the Class A Majority, the Class B Majority and the Class C Majority, acting together, and such successor Servicer may agree on reasonable additional compensation to be paid to such successor Servicer by the Backup Servicer, which additional compensation shall be paid by such breaching Backup Servicer in its individual capacity and solely out of its own funds; provided, however, it being understood and agreed that the Class A
           --------  -------
Majority, the Class B Majority and the Class C Majority shall give prior notice to the Backup Servicer with respect to the appointment of such successor and the payment of additional compensation, if any. If any successor Servicer is appointed for any reason other than the Backup Servicer's refusal to act as Servicer although legally able to do so, the Class A Majority, the Class B Majority and the Class C Majority and such successor Servicer may agree on additional compensation to be paid to such successor Servicer, which additional compensation shall in no event exceed $150,000 in the aggregate. If, any successor Servicer is appointed for any reason other than the Backup Servicer's refusal to act as Servicer although legally able to do so, the Backup Servicer shall not be liable for any Servicing Fee, additional compensation or other amounts to be paid to such successor Servicer in connection with its assumption and performance of the servicing duties described herein.

     SECTION 8.4. Notification to Noteholders. Upon any termination of, or
                  ---------------------------
appointment of a successor to, the Servicer, the Trust Collateral Agent shall give prompt written notice thereof to each Noteholder and to the Rating Agencies.

     SECTION 8.5. Waiver of Past Defaults. The Class A Majority, the Class S
                  -----------------------
Majority, Class B Majority and the Class C Majority, acting together, may, on behalf of all Noteholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE IX

                                   Termination
                                   -----------

     SECTION 9.1. Optional Purchase of All Receivables.
                  ------------------------------------

     (a) On the last day of any Collection Period after the termination of the Commitments as of which the Aggregate Principal Balance shall be less than or equal to 10% of the highest Aggregate Principal Balance since the Closing Date, the Servicer and each Seller each shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts; provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay the full amount of principal and interest then due and payable on the Notes and amounts due to the Interest Rate Hedge Providers. To exercise such option, the Servicer or a Seller, as the case may be, shall deposit pursuant to Section 5.4 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including Liquidated Receivables), plus the appraised value of any other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Servicer and the Trust Collateral Agent, and shall succeed to all interests in and to the Trust.

     (b) Upon any sale of the assets of the Trust pursuant to Section 8.1 of the Trust Agreement, the Servicer shall instruct the Trust Collateral Agent to deposit the proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency Proceeds") in the Collection Account.

     (c) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Trustee, the Backup Servicer, the Trust Collateral Agent, the Administrative Agent and the Rating Agencies as soon as practicable after the Servicer has received notice thereof.

     (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Trust Collateral Agent pursuant to this Agreement.

                                   ARTICLE X

                      Administrative Duties of the Servicer
                      -------------------------------------

     SECTION 10.1. Administrative Duties.
                   ---------------------

     (a) Duties with Respect to the Indenture. The Servicer shall perform all
         ------------------------------------
its duties and the duties of the Issuer under the Indenture. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture.

     (b) Duties with Respect to the Issuer.
         ---------------------------------

         (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents, including, without limitation, pursuant to Sections 2.10 of the Trust Agreement. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

         (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Trust Collateral Agent in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated this Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Trust Collateral Agent pursuant to such provision.

         (iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Issuer set forth in Section 5.1(a) and (b) of the Trust Agreement with respect to, among other things, accounting and reports to Owners (as defined in the Trust Agreement); provided, however, that once
                                                 --------  -------
     prepared by the Servicer the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1s necessary to enable the Certificateholder to prepare its federal and state income tax returns.

            (iv) The Servicer shall perform the duties of the Servicer specified in Section 9.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

            (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that
                                                        --------  -------
     the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.

     (c)    Tax Matters. The Servicer shall prepare and file, on behalf of the
            -----------
Sellers, all tax returns, tax elections, financial statements and such annual or other reports attributable to the activities engaged in by the Issuer as are necessary for preparation of tax reports, including without limitation forms 1099. All tax returns will be signed by the Sellers.

     (d)    Non-Ministerial Matters. With respect to matters that in the
            -----------------------
reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

               (A) the amendment of or any supplement to the Indenture;

               (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

               (C) the amendment, change or modification of this Agreement or any of the Basic Documents;

               (D) the appointment of successor Note Registrars, successor
            Paying Agents and successor Trustees pursuant to the Indenture or the appointment of Successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

               (E) the removal of the Trustee or the Trust Collateral Agent.

     (e)    Exceptions. Notwithstanding anything to the contrary in this
            ----------
Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders or Certificateholders under the Basic Documents, (2) sell the Indenture Trust Property pursuant to Section 5.5 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

     (f) The Backup Servicer or any successor Servicer shall not be responsible for any obligations or duties of the servicer under this Section 10.1.

     SECTION 10.2. Records. The Servicer shall maintain appropriate books of
                   -------
account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

     SECTION 10.3. Additional Information to be Furnished to the Issuer. The
                   ----------------------------------------------------
Servicer shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

                                   ARTICLE XI

                            Miscellaneous Provisions
                            ------------------------

     SECTION 11.1. Amendment. This Agreement may be amended from time to time by
                   ---------
the parties hereto, with the consent of the Trustee (which consent may not be unreasonably withheld), with the prior written consent of the Class A Majority, the Class B Majority and the Class C Majority, acting together, to cure any ambiguity, to correct or supplement any provisions in this Agreement, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to Owner Trustee and the Trustee, adversely affect in any material respect the interests of any Noteholder.

          This Agreement may also be amended from time to time by the parties hereto, with the consent of the Trustee, and with the consent of the Class A Majority, the Class B Majority and the Class C Majority, acting together, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase
                    --------  -------
or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the outstanding principal amount of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes of each class affected thereby.

          Promptly after the execution of any such amendment or consent, the Trust Collateral Agent shall furnish written notification of the substance of such amendment or consent to each Noteholder and the Rating Agencies.

          It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of any action by Noteholders shall be subject to such reasonable requirements as the Trustee or the Owner Trustee, as applicable, may prescribe.

          Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Trustee, Trust Collateral Agent, Administrative Agent and Backup Servicer shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 11.2(h)(1) has been delivered. The Owner Trustee, the Trust Collateral Agent, the Backup Servicer and the Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer's, the Owner Trustee's, the Trust Collateral Agent's, the Backup Servicer's or the Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     SECTION 11.2. Protection of Title to Trust. (a) The Sellers shall execute
                   ----------------------------
and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the interests of the Trust Collateral Agent in the related Receivables and in the proceeds thereof. The Sellers shall deliver (or cause to be delivered) to the Agents, the Administrative Agent, the Owner Trustee and the Trust Collateral Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither any Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of 9-506 of the UCC, unless it shall have given the Administrative Agent, the Owner Trustee, the Trust Collateral Agent and the Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the related Seller or the Servicer, as the case may be, shall deliver an Opinion of Counsel in form and substance reasonably satisfactory to the Trust Collateral Agent, stating either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

     (c) Each of the Sellers and the Servicer shall have an obligation to give the Administrative Agent, the Owner Trustee, the Trust Collateral Agent and the Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America and, in the case of servicing offices, Canada.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Trust in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

     (f) If at any time either Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trust.

     (g) Upon request, the Servicer shall furnish to the Administrative Agent, the Owner Trustee or to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

     (h) The Servicer shall deliver to the Agents, the Administrative Agent, the Owner Trustee and the Trustee:

               (1) promptly after the execution and delivery of the Agreement and, if required pursuant to Section 11.1, of each amendment, an Opinion of Counsel in substantially the form of Exhibit E hereto stating that, in the opinion of such Counsel, in form and substance reasonably satisfactory to the Trust Collateral Agent, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

               (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either
     (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

              Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

    SECTION 11.3. Notices. All demands, notices and communications upon or to
                  -------
the Sellers, the Servicer, the Owner Trustee, the Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of AFC to AmeriCredit Funding Corp. VII, 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102, (b) in the case of AmeriCredit or the Servicer to AmeriCredit Financial Services, Inc., 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102, Attention: Chief Financial Officer,
(c) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, Bankers Trust (Delaware), E.A. Delle Donne Corporate Center, Montgomery Building, 1011 Centre Road, Suite 200, Wilmington Delaware, 19805-1266, Attention: Corporate Trust with a copy to Bankers Trust Company, 100 Plaza One, Jersey City, New Jersey, Attention: Corporate Trust Agency, Structured Finance, (d) in the case of the Trustee, the Trust Collateral Agent or the Collateral Agent, at the Corporate Trust Office; (e) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; and (f) in the case of Standard & Poor's, to Standard & Poor's Ratings Group, 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register. Any notice so mailed within the time prescribed in the Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

    SECTION 11.4. Assignment. This Agreement shall inure to the benefit of and
                  ----------
be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.4 and 7.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by either Seller or the Servicer without the prior written consent of the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, the Trustee and the Class A Majority, the Class S Majority, the Class B Majority and the Class C Majority, acting together.

     SECTION 11.5. Limitations on Rights of Others. The provisions of this
                   -------------------------------
Agreement are solely for the benefit of the parties hereto, the Trustee, the Interest Rate Hedge Providers and the Noteholders, as third-party beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 11.6. Severability. Any provision of this Agreement that is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 11.7.  Separate Counterparts. This Agreement may be executed by the
                    ---------------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.8.  Headings. The headings of the various Articles and Sections
                    --------
herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 11.9.  Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.10. Assignment to Trustee. Each Seller hereby acknowledges and
                    ---------------------
consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Trustee.

     SECTION 11.11. Nonpetition Covenants. Notwithstanding any prior termination
                    ---------------------
of this Agreement, the Servicer and the Sellers shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

     (a) Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to AFC, acquiesce to, petition or otherwise invoke or cause AFC to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against AFC under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of AFC or any substantial part of its property, or ordering the winding up or liquidation of the affairs of AFC.

     SECTION 11.12. Limitation of Liability of Owner Trustee and Trustee.
                    ----------------------------------------------------
Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Bankers Trust (Delaware) not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Bankers Trust (Delaware) in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

     (a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Bank One, NA, not in its individual capacity but solely as Trust Collateral Agent and Backup Servicer and in no event shall Bank One, NA, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     (b) In no event shall Bank One, NA, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.

     SECTION 11.13. Independence of the Servicer. For all purposes of this
                    ----------------------------
Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Trust Collateral Agent and Backup Servicer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

     SECTION 11.14. No Joint Venture. Nothing contained in this Agreement (i)
                    ----------------
shall constitute the Servicer and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                       AMERICREDIT MASTER TRUST

                                       By: BANKERS TRUST (DELAWARE), not in its
                                       individual capacity but solely as Owner
                                       Trustee on behalf of the Trust.

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       AMERICREDIT FUNDING CORP. VII, as a
                                       Seller,

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       AMERICREDIT FINANCIAL SERVICES, INC., as a Seller and as Servicer,

                                       By: _____________________________________
                                           Name:
                                           Title:

                         [Sale and Servicing Agreement]

                                   BANK ONE, NA,
                                   not in its individual capacity but solely as Backup Servicer

                                   By: _________________________________________
                                       Name:
                                       Title:



Acknowledged and accepted by

BANK ONE, NA,
not in its individual capacity but solely as Trust Collateral Agent

By: _________________________________
    Name:
    Title:

                         [Sale and Servicing Agreement]

                                                                      SCHEDULE A

                             SCHEDULE OF RECEIVABLES
                             -----------------------

                                                                      SCHEDULE B
                                                                      ----------

          REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE SERVICER
          -------------------------------------------------------------

          1.   Characteristics of Receivables. Each Receivable (A) was
               ------------------------------
originated (i) by AmeriCredit, (ii) by a Dealer and purchased by AmeriCredit from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with AmeriCredit and was validly assigned by such Dealer to AmeriCredit pursuant to a Dealer Assignment or (iii) by a Third-Party Lender and purchased by AmeriCredit from such Third-Party Lender under an existing Auto Loan Purchase and Sale Agreement or pursuant to a Third-Party Lender Assignment with AmeriCredit and was validly assigned by such Third-Party Lender to AmeriCredit pursuant to a Third-Party Lender Assignment, (B) was originated by AmeriCredit, such Dealer or such Third-Party Lender for the retail sale of a Financed Vehicle in the ordinary course of AmeriCredit's, the Dealer's or the Third-Party Lender's business, in each case was originated in accordance with AmeriCredit's credit policies and was fully and properly executed by the parties thereto, and AmeriCredit, each Dealer and each Third-Party Lender had all necessary licenses and permits to originate Receivables in the state where AmeriCredit, each such Dealer or each such Third-Party Lender was located, (C) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (D) is a fully amortizing Simple Interest Receivable or Pre-Computed Receivable which provides for level monthly payments (provided that the period
                                                      --------
in the first Collection Period and the payment in the final Collection Period of the Receivable may be minimally different from the normal period and level payment) which, if made when due, shall fully amortize the Amount Financed over the original term and (E) has not been amended or collections with respect to which waived, other than as evidenced in the Receivable File relating thereto.

          2.   Fraud or Misrepresentation. Each Receivable was originated (i) by
               --------------------------
AmeriCredit, (ii) by a Dealer and was sold by the Dealer to AmeriCredit, or
(iii) by a Third-Party Lender and was sold by the Third-Party Lender to AmeriCredit, without any fraud or misrepresentation on the part of such Dealer or Third-Party Lender in any case.

          3.   Compliance with Law. All requirements of applicable federal,
               -------------------
state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Moss-Magnuson Warranty Act, the Federal Reserve Board's Regulations "B" and "Z" (including amendments to the Federal Reserve's Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Soldiers' and Sailors' Civil Relief Act of 1940, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Receivables and the Financed Vehicles, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced by each Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

          4.   Origination. Each Receivable is the Dollar denominated obligation
               -----------
of an Obligor domiciled in the United States of America at the time of origination.

          5.   Binding Obligation. Each Receivable represents the genuine,
               ------------------
legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Cutoff Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

          6.   No Government Obligor. No Obligor is the United States of America
               ---------------------
or any State or any agency, department, subdivision or instrumentality thereof.

          7.   Obligor Bankruptcy. No Obligor has been identified on the records
               ------------------
of AmeriCredit as being the subject of a current bankruptcy proceeding.

          8.   Schedule of Receivables. The information set forth in the
               -----------------------
Schedule of Receivables has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the related Cutoff Date.

          9.   Marking Records. By the Closing Date or Transfer Date, as
               ---------------
applicable, the Servicer will have caused the portions of the Electronic Ledger relating to the Receivables to be clearly and unambiguously marked to show that the Receivables have been sold by the Sellers to the Trust in accordance with the terms of the Sale and Servicing Agreement.

          10.  Computer Tape. The Computer Tape made available by the Sellers to
               -------------
the Trust on the Closing Date or Transfer Date, as applicable, was complete and accurate as of the related Cutoff Date and includes a description of the same Receivables that are described in the Schedule of Receivables, including, without limitation, the following information with respect to each such
Receivable: loan number, remaining balance ($), original balance ($), remaining term (months), original term (months), WAC (%), vehicle identification number, AmeriCredit Score, 1st payment date (date), next payment date (date), last scheduled payment date (date), payment amount ($).

          11.  Adverse Selection. No selection procedures adverse to the
               -----------------
Noteholders were utilized in selecting the Receivables from those receivables owned by the related Seller which met the selection criteria contained in the Sale and Servicing Agreement.

          12.  Chattel Paper. The Receivables constitute tangible chattel paper
               -------------
within the meaning of the UCC as in effect in the States of Texas, New York and Delaware.

          13.  One Original. There is only one original executed copy of each
               ------------
Receivable.

          14.  Receivable Files Complete. There exists a Receivable File
               -------------------------
pertaining to each Receivable and such Receivable File contains (a) a fully executed original of the Receivable, (b) the original executed credit application, or a paper or electronic copy thereof and (c) the original Lien Certificate or application therefor. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Receivable File for each Receivable currently is in the possession of the Custodian.

          15.  Receivables in Force. No Receivable has been satisfied,
               --------------------
subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No terms of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          16.  Lawful Assignment. No Receivable was originated in, or is subject
               -----------------
to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Securities.

          17.  Good Title. Immediately prior to the conveyance of the
               ----------
Receivables to the Trust pursuant to this Agreement, the related Seller was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of this Agreement by such Seller, the Trust shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien. No Dealer or Third-Party Lender has a participation in, or other right to receive, proceeds of any Receivable. The related Seller has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements, Auto Loan Purchase and Sale Agreements, Dealer Assignments or Third-Party Lender Assignments or to payments due under such Receivables.

          18.  Security Interest in Financed Vehicle. Each Receivable created or
               -------------------------------------
shall create a valid, binding and enforceable first priority security interest in favor of the related Seller in the Financed Vehicle. The Lien Certificate and original certificate of title for each Financed Vehicle show, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date or related Transfer Date, as applicable, and will show AmeriCredit (or a Titled Third-Party Lender) named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, AmeriCredit has applied for or received written evidence from the related Dealer or Third-Party Lender that such Lien Certificate showing AmeriCredit (or a Titled Third-Party Lender) as first lienholder has been applied for and AmeriCredit's security interest has been validly assigned to the Trust pursuant to this Agreement. Immediately after the sale, transfer and assignment thereof by the related Seller to the Trust, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Trustee as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). There are no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.

          19.  All Filings Made. All filings (including, without limitation, UCC
               ----------------
filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trust a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof and the Other Conveyed Property have been made, taken or performed.

          20.  No Impairment. Neither Seller has done anything to convey any
               -------------
right to any Person that would result in such Person having a right to payments due under the Receivable or otherwise to impair the rights of the Trust, the Administrative Agent, the Trustee, the Trust Collateral Agent and the Noteholders in any Receivable or the proceeds thereof.

          21.  Receivable Not Assumable. No Receivable is assumable by another
               ------------------------
Person in a manner which would release the Obligor thereof from such Obligor's obligations to AmeriCredit with respect to such Receivable.

          22.  No Defenses. No Receivable is subject to any right of rescission,
               -----------
setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Receivable.

          23.  No Default. There has been no default, breach, violation or event
               ----------
permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. No Financed Vehicle has been repossessed.

          24.  Insurance. At the time of an origination of a Receivable by
               ---------
AmeriCredit or a purchase of a Receivable by AmeriCredit from a Dealer or Third-Party Lender, each Financed Vehicle is required to be covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Receivable, (ii) naming AmeriCredit as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming AmeriCredit and its successors and assigns as additional insured parties, and each Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle is insured under a policy of Force-Placed Insurance.

          25.  Past Due. No Receivable is a Defaulted Receivable or a Delinquent
               --------
Receivable. No Receivable is a Borrowing Base Delinquent Receivable, provided
                                                                     --------
that the requirements of this sentence shall no longer be applicable if any Take-Out Securitization includes Borrowing Base Delinquent Receivables and if all Take-Out Securitizations that have closed subsequent thereto also include Borrowing Base Delinquent Receivables.

        26. Remaining Principal Balance. The Principal Balance of each
            ---------------------------
Receivable set forth in the Schedule of Receivables is true and accurate in all material respects.

        27. Certain Characteristics of Receivables. (A) Each Receivable had a
            --------------------------------------
remaining maturity, as of the related Cutoff Date, of not more than 72 months;
(B) each Receivable had an original maturity of at least 6 months but not more than 72 months; (C) [reserved]; (D) each Receivable had a remaining Principal Balance as of the related Cutoff Date of at least $1,000 and not more than $60,000 as of the related Cutoff Date; (E) each Receivable has an Annual Percentage Rate of at least 7.75% and not more than 27%; (F) no Receivable is more than 30 days past due and (G) no funds have been advanced by AmeriCredit, any Dealer, any Third-Party Lender, or anyone acting on behalf of any of them in order to cause any Initial Receivable to qualify under clause (F) above.

        28. No Financed Repossessions. No Receivable is secured by vehicle which
            -------------------------
is a financed repossession.

        29. Aging. No Receivable has been owned by the Issuer for more than 180
            -----
days.

        30. No Corporate Obligor. No Obligor is a corporation, partnership or
            --------------------
limited liability company.

        31. Extensions. No Receivable has had its payments extended beyond the
            ----------
date 80 months after the date on which such Receivable was originated.

        32. Rewrite of Loan Number. No Receivable has been rewritten to a new
            ----------------------
loan number in connection with a refinancing of the related Financed Vehicle.

        33. No Future Advances. The full amount of each Receivables has been
            ------------------
advanced and there are no requirements for future advances under the related Contract.

                                                                      SCHEDULE C

                        SERVICING POLICIES AND PROCEDURES
                        ---------------------------------
                Note: Applicable Time Periods Will Vary by State

Compliance with state collection laws is required of all AmeriCredit Collection Personnel. Additionally, AmeriCredit has chosen to follow the guidelines of the Federal Fair Debt Collection Practices Act (FDCPA).

The Collection Process
----------------------

AmeriCredit mails each customer a monthly billing statement 16 to 20 days before payment is due.

A. All accounts are issued to the Computer Assisted Collection System (CACS) at 5 days delinquent or at such other dates of delinquency as determined by historical payment patterns of the account.

B. The CACS segregates accounts into two groups: loans less than 30 days delinquent and those over 30 days delinquent.

C. Loans delinquent for less than 30 days are then further segregated into two groups: accounts that have good phone numbers and those that do not.

D. Loans with good phone numbers are transferred to the Davox system (AmeriCredit's predictive dialing system). The system automatically dials the phone number related to a delinquent account. When a connection is made, the account is then routed to the next available account representative.

E.   Loans without good phone numbers are assigned to front-end collectors.

F. All reasonable collection efforts are made in an attempt to prevent these accounts from becoming 30+ days delinquent - this includes the use of collection letters. Collection letters may be utilized between 15th and 25th days of delinquency.

G. When an account reaches 31 days delinquent, a collector determines if any default notification is required in the state where the debtor lives.

H. When an account exceeds 61 days delinquent, the loan is assigned to a hard-core collector who will continue the collection effort. If the account cannot be resolved through normal collection efforts (i.e., satisfactory
                                                           ---
     payment arrangements) then the account may be submitted for repossession approval. An officer must approve all repossession requests.

I. CACS allows each collector to accurately document and update each customer file when contact (verbal or written) is made.

Repossessions
-------------

If repossession of the collateral occurs, the following steps are taken:

A.   Proper authorities are notified (if applicable).

B. An inventory of all personal property is taken and a condition report is prepared on the vehicle.

C. Written notification, as required by state law, is sent to the customer(s) stating their rights of redemption or reinstatement along with information on how to obtain any personal property that was in the vehicle at the time of repossession.

D. Written request to the originating dealer for all refunds due for dealer adds is made.

E. Collateral disposition through public or private sale, (dictated by state law), in a commercially reasonable manner, through a third-party auto auction.

F. After the collateral is liquidated, the debtor(s) is notified in writing of the deficiency balance owed, if any.

Use of Due Date Changes
-----------------------

Due dates may be changed subject to the following conditions:

A. The account is contractually current or will be brought current with the due date change.

B. Due date changes cannot exceed the total of 15 days over the life of the contract.

C.   The first installment payment has been paid in full.

D.   Only one due date change in a twelve month period.

E.   An Officer must approve any exceptions to the above stated policy.

Use of Payment Deferments
-------------------------

A payment deferral is offered to customers who have the desire and capacity to make future payments but who have encountered temporary financial difficulties, with management approval.

A. Without prior approval, minimum of six payments have been made on the account and a minimum of nine payments have been made since the most recent deferment (if any).

B. The account will be brought current with the deferment, but not paid ahead, without management approval.

C.   A deferment fee is collected on all transactions.

D. No more than eight total payments may be deferred over the life of the loan, without management approval.

E. No single payment deferral may defer payment for more than two payment periods.

An Officer must approve any exceptions to the above stated policy.

Charge-Offs
-----------

It is AmeriCredit's policy that any account that is not successfully recovered by 120 days delinquent is submitted to an Officer for approval and charge-off.

It is AmeriCredit's policy to carry all Chapter 13 bankruptcy accounts until 120 days delinquent. A partial charge-off is taken for the unsecured portion of the account. On fully reaffirmed Chapter 7 bankruptcy accounts, the accounts can be deferred current at the time of discharge.

Deficiency Collections
----------------------

Accounts are assigned to third party collection agencies for deficiency collections.

                                                                       EXHIBIT A

                             SERVICER'S CERTIFICATE
                             ----------------------

                               Table of Contents
                               -----------------

                                                                                                               Page
                                                                                                               ----
ARTICLE I  Definitions.........................................................................................  1

     SECTION 1.1.  Definitions.................................................................................  1
     SECTION 1.2.  Other Definitional Provisions...............................................................  1

ARTICLE II  Conveyance of Receivables..........................................................................  2

     SECTION 2.1.  Conveyance of Receivables...................................................................  2
     SECTION 2.2.  Further Encumbrance of Trust Property.......................................................  4

ARTICLE III  The Receivables...................................................................................  5

     SECTION 3.1.  Representations and Warranties of Seller....................................................  5
     SECTION 3.2.  Repurchase upon Breach......................................................................  5
     SECTION 3.3.  Custody of Receivables Files................................................................  6
     SECTION 3.4.  Credit Scoring Methodology..................................................................  6

ARTICLE IV  Administration and Servicing of Receivables........................................................  7

     SECTION 4.1.  Duties of the Servicer......................................................................  7
     SECTION 4.2.  Collection of Receivable Payments; Modifications of Receivables; Lockbox Agreements.........  9
     SECTION 4.3.  Realization upon Receivables................................................................ 11
     SECTION 4.4.  Insurance................................................................................... 12
     SECTION 4.5.  Maintenance of Security Interests in Vehicles............................................... 13
     SECTION 4.6.  Covenants, Representations, and Warranties of Servicer...................................... 14
     SECTION 4.7.  Purchase of Receivables Upon Breach of Covenant............................................. 15
     SECTION 4.8.  Total Servicing Fee; Payment of Certain Expenses by Servicer................................ 16
     SECTION 4.9.  Servicer's Certificate...................................................................... 16
     SECTION 4.10. Annual Statement as to Compliance, Notice of Servicer Termination Event..................... 17
     SECTION 4.11. Annual Independent Accountants' Report...................................................... 17
     SECTION 4.12. Access to Certain Documentation and Information Regarding Receivables....................... 18
     SECTION 4.13. Monthly Tape................................................................................ 18
     SECTION 4.14. Retention and Termination of Servicer....................................................... 19
     SECTION 4.15. Fidelity Bond and Errors and Omissions Policy............................................... 19

ARTICLE V  Trust Accounts; Distributions....................................................................... 19

     SECTION 5.1.  Establishment of Trust Accounts............................................................. 19

                                Table of Contents
                                -----------------

                                  (continued)

                                                                                                              Page
                                                                                                              ----
    SECTION 5.2.  Certain Reimbursements to the Servicer.....................................................  22
    SECTION 5.3.  Application of Collections.................................................................  23
    SECTION 5.4.  Additional Deposits........................................................................  23
    SECTION 5.5.  Distributions..............................................................................  23
    SECTION 5.6.  Reserve Account; Collateral Account........................................................  31

ARTICLE VI  The Sellers......................................................................................  32

    SECTION 6.1.  Representations of Seller..................................................................  32
    SECTION 6.2.  Corporate Existence........................................................................  34
    SECTION 6.3.  Liability of Seller; Indemnities...........................................................  35
    SECTION 6.4.  Merger or Consolidation of, or Assumption of the Obligations of the Sellers................  36
    SECTION 6.5.  Limitation on Liability of the Sellers and Others..........................................  37
    SECTION 6.6.  Ownership of the Certificates or Notes.....................................................  37

ARTICLE VII  The Servicer....................................................................................  37

    SECTION 7.1.  Representations of Servicer................................................................  37
    SECTION 7.2.  Liability of Servicer; Indemnities.........................................................  39
    SECTION 7.3.  Merger or Consolidation of, or Assumption of the Obligations of the Servicer or
                           Backup Servicer...................................................................  40
    SECTION 7.4.  Limitation on Liability of Servicer, Backup Servicer and Others............................  41
    SECTION 7.5.  Delegation of Duties.......................................................................  42
    SECTION 7.6.  Servicer and Backup Servicer Not to Resign.................................................  43

ARTICLE VIII  Default........................................................................................  43

    SECTION 8.1.  Servicer Termination Event.................................................................  43
    SECTION 8.2.  Consequences of a Servicer Termination Event...............................................  45
    SECTION 8.3.  Appointment of Successor...................................................................  45
    SECTION 8.4.  Notification to Noteholders................................................................  47
    SECTION 8.5.  Waiver of Past Defaults....................................................................  47

ARTICLE IX  Termination......................................................................................  47

    SECTION 9.1.  Optional Purchase of All Receivables.......................................................  47

ARTICLE X  Administrative Duties of the Servicer.............................................................  48

    SECTION 10.1. Administrative Duties......................................................................  48
    SECTION 10.2. Records....................................................................................  50

                               Table of Contents
                               -----------------

                                  (continued)

                                                                            Page
                                                                            ----
  SECTION 10.3.  Additional Information to be Furnished to the Issuer........ 50

ARTICLE XI  Miscellaneous Provisions......................................... 50

  SECTION 11.1.  Amendment................................................... 50
  SECTION 11.2.  Protection of Title to Trust................................ 51
  SECTION 11.3.  Notices..................................................... 53
  SECTION 11.4.  Assignment.................................................. 53
  SECTION 11.5.  Limitations on Rights of Others............................. 53
  SECTION 11.6.  Severability................................................ 53
  SECTION 11.7.  Separate Counterparts....................................... 54
  SECTION 11.8.  Headings.................................................... 54
  SECTION 11.9.  Governing Law............................................... 54
  SECTION 11.10. Assignment to Trustee....................................... 54
  SECTION 11.11. Nonpetition Covenants....................................... 54
  SECTION 11.12. Limitation of Liability of Owner Trustee and Trustee........ 54
  SECTION 11.13. Independence of the Servicer................................ 55
  SECTION 11.14. No Joint Venture............................................ 55


  SCHEDULES

  Schedule A       Schedules of Receivables

  Schedule B       Representations and Warranties of the Seller and the Servicer
  Schedule C       Servicing Policies and Procedures
  Schedule D       List of Lockbox Banks
  Schedule E       List of Custodian Banks

                                Table of Contents
                                -----------------

                                   (continued)

                                                                            Page
                                                                            ----
  EXHIBITS

  Exhibit A        Form of Servicer's Certificate
  Exhibit B        Form of Supplement
  Exhibit C        Form of Lockbox Agreement
  Exhibit D        Form of Custodian Agreement
  Exhibit E        Form of Opinion of Counsel regarding Amendment
  Exhibit F        Form of Agreed Upon Procedures Letter

ANNEX

  Annex A          Defined Terms